EXHIBIT 4

                           WARRANT & OPTION AGREEMENTS

4.1       Warrant Agreement:
          o   Ben Adler
          o   Dr. Sheila Nagar
          o   Eugene Friedman
          o   Howard Schraub
          o   Julian Herskowitz
          o   Philip Gaines
          o   Ronald Nash
          o   Stanley Katz

4.2       Warrant Agreement:
          o   Alan Gibstein
          o   Cindy & Neil Doljin
          o   James Copeland/Leslie Inestments
          o   Jeff Levine
          o   Marvin D. Taylor
          o   Norman Swenson
          o   Quintin Villa
          o   Rona Gibstein

4.3       Warrant Agreement:
          o   Elliot Smith
          o   Gregg Smith
          o   Ken Rickel
          o   Patricia Oppito
          o   Roni Rogan
          o   Raquel Schraub
          o   Ronald Nash

4.4       Warrant Agreement:
          o   Alexander Gancia
          o   Corporate Builders, LP
          o   Rene Eichenberger

4.5       Warrant Agreement - Mirkin & Woolf, P.A.

4.6       Warrant Agreement - J.W. Genesis Financial Services Capital Markets

4.7       Warrant Agreement - Sands Brothers & Co.

4.8       Warrant Agreement - Southeast Research Partners

4.9       Warrant Agreement:
          o   Dominion Capital Fund
          o   Sovereign Partners Limited Partnership
          o   Zakeni Limited

4.10      Warrant Agreement - Isaac Winehouse

4.11      Warrant Agreement - Sholom Weiss

4.12      Option Agreement - State Street

4.13      Debenture Agreement (for Underlying Shares):
          o   Dominion Capital Fund
          o   Sovereign Partners Limited Partnership
          o   Zakeni Limited

4.14      Option Agreement - Jean Johnstone

4.15      Consulting Agreement - Robert Segarra

4.16      Debenture Agreement  (for Underlying Shares)-
          o   Michael F. Morrell
          o   Michael & Linda Morrell
          o   Dr. David Vastola
          o   Paul C. Pershes
          o   Gail Pershes
          o   Dr. Martin Heilbraun
          o   Juan Cocuy
          o   Dana Pusateri
          o   Theodore Orlando
          o   Richard Hoffman
          o   Robert Wasserman
          o   Dr. Aldo Berti
          o   Thomas Crane
          o   Eric Conn
          o   Terry Lazar
          o   Arthur & Sheryl Kobrin
          o   Dr. Ira Wendroff
          o   Eugene Friedman
          o   Steven Siegelaub
          o   Steven Daiagi
          o   Turkhill, Ltd.
          o   Amexcorp, Ltd.
          o   Danvers Investments Corp.
          o   Advantage List & Marketing Corp.

4.17      Warrant Agreement -
          o   Michael F. Morrell
          o   Michael & Linda Morrell
          o   Dr. David Vastola
          o   Paul C. Pershes
          o   Gail Pershes
          o   Dr. Martin Heilbraun
          o   Juan Cocuy
          o   Dana Pusateri
          o   Theodore Orlando
          o   Richard Hoffman
          o   Robert Wasserman
          o   Dr. Aldo Berti
          o   Thomas Crane
          o   Eric Conn
          o   Terry Lazar
          o   Arthur & Sheryl Kobrin
          o   Dr. Ira Wendroff
          o   Eugene Friedman
          o   Steven Siegelaub
          o   Steven Daiagi
          o   Turkhill, Ltd.
          o   Amexcorp, Ltd.
          o   Danvers Investments Corp.
          o   Advantage List & Marketing Corp.

                                   EXHIBIT 4.1


                          COMMON STOCK PURCHASE WARRANT

COMMON STOCK PURCHASE WARRANT issued this 16 day of September, 1997 by MEDICAL INDUSTRIES OF AMERICA, INC., a Florida corporation (the "Company"), in favor of Philip Gaines (the "Holder").

                                   AGREEMENT:

         1. ISSUANCE OF WARRANT; TERM. For and in consideration of the initial Holder investing in the Company pursuant to the terms of that Confidential Private Placement Memorandum dated June 1, 1997 (the "Memorandum") and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby grants to Holder the right to purchase twenty five thousand (25,000) shares of the Company's Common Stock, no par value (the "Shares"). Reference is hereby made to the Memorandum for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Company and the holder.

         This Warrant shall be exercisable at any time and from time to time beginning on the date hereof, expiring on September 16, 2000.

         2. EXERCISE PRICE. Subject to the terms of paragraph 4(c), the exercise price per share for which all or any of the Shares may be purchased pursuant to the terms of this Warrant is one dollar and twenty-five cents ($1.25) (the "Exercise Price").

         3. EXERCISE. This Warrant may be exercised by the Holder hereof as to all or in increments of one hundred (100) Shares (or the balance of the Shares if less than such number), upon delivery of written notice of intent to exercise in the form attached hereto as Exhibit "A" to the Company at the following address: 1903 South Congress Avenue, Suite 400, Boynton Beach, Florida 33426, or such other address as the Company shall designate in a written notice to the Holder hereof, together with this Warrant and a check payable to the Company for the aggregate Exercise Price of the Shares so purchased. Upon exercise of this Warrant as aforesaid, the Company shall, as promptly as practicable, and in any event within fifteen (15) days thereafter, execute and deliver to the Holder of this Warrant a certificate or certificates for the total number of whole Shares for which this Warrant is being exercised. If this Warrant shall be exercised with respect to less than all of the Shares, the Holder shall be entitled to receive a new Warrant covering the number of Shares in respect of which this Warrant shall not have been exercised, which new Warrant shall in all other respects be identical to this Warrant. The Company covenants and agrees that it will pay when due any and all state and federal issue taxes which may be payable in respect to the issuance of this Warrant or the issuance of anyShares upon exercise of this Warrant.

         4. COVENANTS AND CONDITIONS. The above provisions are subject to the following:

                  (a) Neither this Warrant nor the Shares have been registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws (the "Blue Sky Laws"). This Warrant has been acquired for investment purposes and not with a view to distribution or resale and may not be pledged, hypothecated, sold, made subject to a security interest, or otherwise transferred without (i) an effective registration statement for such Warrant under the Securities Act and such applicable Blue Sky Laws, or (ii) an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company and its counsel, that registration is not required under the Securities Act or under any applicable Blue Sky Laws. Transfer of the Shares issued upon the exercise of this Warrant shall be restricted in the same manner and to the same extent as the Warrant and the certificates representing such Shares shall bear substantially the following legend:

         THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAW SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) IN THE OPNION OF COUNSEL ACCEPTABLE TO THE COMPANY, REGISTRATION UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAW IS NOT REQUIRED IN CONNECTION WITH THE PROPOSED TRANSFER.

The Holder agrees to execute such other documents and instruments as counsel for the Company reasonably deems necessary to effect the compliance of the issuance of this Warrant and any Shares issued upon exercise hereof with applicable federal and state securities laws.

                  (b) The Company covenants and agrees that all Shares which may be issued upon exercise of this Warrant will, upon issuance and payment therefor, be legally and validly issued and outstanding, fully paid and nonassessable, free from all taxes, liens, charges and preemptive rights, if any, with respect thereto or to the issuance thereof. The Company shall at all times reserve and keep available for issuance upon the exercise of this Warrant such number of authorized but unissued shares of Class B Common Stock as will be sufficient to permit the exercise in full of this Warrant.

         5. TRANSFER OF WARRANT. This Warrant may not be transferred, in whole or in part. In the event of the death or final determination of legal incapacity of the Holder during such time as the Holder shall possess the Warrant granted hereunder, the personal representative of the Holder may, for a period of ninety

(90) days following the date of death or final determination of legal incapacity, exercise the Warrant to the extent that the Holder was entitled to exercise the Warrant on such date. Any person so desiring to exercise the Warrant shall be required, as a condition to the exercise of the Warrant, to furnish to the Company such documentation as the Company shall deem necessary to evidence the authority of such person to exercise the Warrant on behalf of the Holder.

         6.        ADJUSTMENT UPON CHANGES IN STOCK.

                  (a) If all or any portion of this Warrant shall be exercised subsequent to any stock split, stock dividend, recapitalization, combination of shares of the Company, or other similar event occurring after the date hereof, then the Holder exercising this Warrant shall receive, for the aggregate price paid upon such exercise, the aggregate number and class of shares which such Holder would have received if this Warrant had been exercised immediately prior to such stock split, stock dividend, recapitalization, combination of shares, or other similar event. If any adjustment under this paragraph 6(a) would create a fractional share of common stock or a right to acquire a fractional share of common stock, such fractional share shall be disregarded and the number of shares subject to this Warrant shall be the next higher number of shares, rounding all fractions upward. Whenever there shall be an adjustment pursuant to this paragraph 6(a), the Company shall forthwith notify the Holder of such adjustment, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated.

                  (b) If all or any portion of this Warrant shall be exercised subsequent to any merger, consolidation, exchange of shares, separation, reorganization or liquidation of the Company or other similar event occurring after the date hereof, as a result of which shares of common stock shall be changed into the same or a different number of shares of the same or another class or classes of securities of the Company or another entity, then the Holder exercising this Warrant shall receive, for the aggregate price paid upon such exercise, the aggregate number and class of shares which such Holder would have received if this Warrant had been exercised immediately prior to such merger, consolidation, exchange of shares, separation, reorganization or liquidation or other similar event. If any adjustment under this paragraph 6(b) would create a fractional share of common stock or a right to acquire a fractional share of common stock, such fractional share shall be disregarded and the number of shares subject to this Warrant shall be the next higher number of Shares, rounding all fractions upward. Whenever there shall be an adjustment pursuant to this paragraph 6(b), the Company shall forthwith notify the Holder of such adjustment, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated.

         7. ADDITIONAL NOTICES TO WARRANT HOLDERS. In addition to any other notice required hereunder, the Company shall provide the Holder with a copy of any notice that the Company is required to provide those persons holding shares of the Company's Common Stock, no par value, on the same date such persons receive such notice.

         8. LOSS, DESTRUCTION, ETC. OF WARRANT. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, and in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation, upon surrender and cancellation of the Warrant, the Company will make and deliver a new Warrant, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant issued under the provisions of this paragraph 8 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company.

         IN WITNESS WHEREOF, the Company has executed this Stock Purchase Warrant as of the date first above written.



                                          MEDICAL INDUSTRIES OF AMERICA, INC.


                                          By: /s/ PAUL C. PERSHES
                                                  Paul C. Pershes, President

                                   EXHIBIT 4.2


                          COMMON STOCK PURCHASE WARRANT

COMMON STOCK PURCHASE WARRANT issued this ____ day of _________, 1998 by MEDICAL INDUSTRIES OF AMERICA, INC., a Florida corporation (the "Company"), in favor of _____________ (the "Holder").

                                   AGREEMENT:

         1. ISSUANCE OF WARRANT; TERM. For and in consideration of the initial Holder investing in the Company pursuant to the terms of that Confidential Private Placement Memorandum dated April 20, 1998, as amended (the "Memorandum") and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby grants to Holder the right to purchase fifteen thousand (15,000) shares of the Company's Common Stock, no par value (the "Shares"). Reference is hereby made to the Memorandum for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Company and the holder.

         This Warrant shall be exercisable at any time and from time to time beginning on the date hereof, expiring on ________, ____.

         2. EXERCISE PRICE. Subject to the terms of Section 4(c), the exercise price per share for which all or any of the Shares may be purchased pursuant to the terms of this Warrant is one dollar and fifth cents ($1.50) (the "Exercise Price").

         3. EXERCISE. This Warrant may be exercised by the Holder hereof as to all or in increments of one hundred (100) Shares (or the balance of the Shares if less than such number), upon delivery of written notice of intent to exercise in the form attached hereto as Exhibit "A" to the Company at the following address: 1903 South Congress Avenue, Suite 400, Boynton Beach, Florida 33426 or such other address as the Company shall designate in a written notice to the Holder hereof, together with this Warrant and a check payable to the Company for the aggregate Exercise Price of the Shares so purchased. In lieu of such check, all or part of the payment due upon exercise of this Warrant may be made by surrender by such holder to the Company of any of the Company's 10% Senior Subordinated Debentures (the "Debentures"), and the Debentures so surrendered shall be credited against such payment in an amount equal to the applicable principal amount thereof and accrued interest to the date of surrender. Upon exercise of this Warrant as aforesaid, the Company shall, as promptly as practicable, and in any event within fifteen (15) days thereafter, execute and deliver to the Holder of this Warrant a certificate or certificates for the total number of whole Shares for which this Warrant is being exercised.

If this Warrant shall be exercised with respect to less than all of the Shares, the Holder shall be entitled to receive a new Warrant covering the number of Shares in respect of which this Warrant shall not have been exercised, which new Warrant shall in all other respects be identical to this Warrant. The Company covenants and agrees that it will pay when due any and all state and federal issue taxes which may be payable in respect to the issuance of this Warrant or the issuance of any Shares upon exercise of this Warrant.

         4. COVENANTS AND CONDITIONS. The above provisions are subject to the following:

                  (a) Neither this Warrant nor the Shares have been registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws (the "Blue Sky Laws"). This Warrant has been acquired for investment purposes and not with a view to distribution or resale and may not be pledged, hypothecated, sold, made subject to a security interest, or otherwise transferred without (i) an effective registration statement for such Warrant under the Securities Act and such applicable Blue Sky Laws, or (ii) an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company and its counsel, that registration is not required under the Securities Act or under any applicable Blue Sky Laws. Transfer of the Shares issued upon the exercise of this Warrant shall be restricted in the same manner and to the same extent as the Warrant and the certificates representing such Shares shall bear substantially the following legend:

         THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAW SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, REGISTRATION UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAW IS NOT REQUIRED IN CONNECTION WITH THE PROPOSED TRANSFER.

The Holder agrees to execute such other documents and instruments as counsel for the Company reasonably deems necessary to effect the compliance of the issuance of this Warrant and any Shares issued upon exercise hereof with applicable federal and state securities laws.

                  (b) The Company covenants and agrees that all Shares which may be issued upon exercise of this Warrant will, upon issuance and payment therefor, be legally and validly issued and outstanding, fully paid and nonassessable, free from all taxes, liens, charges and preemptive rights, if any, with respect thereto or to the issuance thereof. The Company shall at all times reserve and keep available for issuance upon the exercise of this Warrant such number of authorized but unissued shares of Class B Common Stock as will be sufficient to permit the exercise in full of this Warrant.

         5. TRANSFER OF WARRANT. This Warrant may not be transferred, in whole or in part. In the event of the death or final determination of legal incapacity of the Holder during such time as the Holder shall possess the Warrant granted hereunder, the personal representative of the Holder may, for a period of ninety
(90) days following the date of death or final determination of legal incapacity, exercise the Warrant to the extent that the Holder was entitled to exercise the Warrant on such date. Any person so desiring to exercise the Warrant shall be required, as a condition to the exercise of the Warrant, to furnish to the Company such documentation as the Company shall deem necessary to evidence the authority of such person to exercise the Warrant on behalf of the Holder.

         6.        ADJUSTMENT UPON CHANGES IN STOCK.

                  (a) If all or any portion of this Warrant shall be exercised subsequent to any stock split, stock dividend, recapitalization, combination of shares of the Company, or other similar event occurring after the date hereof, then the Holder exercising this Warrant shall receive, for the aggregate price paid upon such exercise, the aggregate number and class of shares which such Holder would have received if this Warrant had been exercised immediately prior to such stock split, stock dividend, recapitalization, combination of shares, or other similar event. If any adjustment under this Section 6(a) would create a fractional share of common stock or a right to acquire a fractional share of common stock, such fractional share shall be disregarded and the number of shares subject to this Warrant shall be the next higher number of shares, rounding all fractions upward. Whenever there shall be an adjustment pursuant to this paragraph 6(a), the Company shall forthwith notify the Holder of such adjustment, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated.

                  (b) If all or any portion of this Warrant shall be exercised subsequent to any merger, consolidation, exchange of shares, separation, reorganization or liquidation of the Company or other similar event occurring after the date hereof, as a result of which shares of common stock shall be changed into the same or a different number of shares of the same or another class or classes of securities of the Company or another entity, then the Holder exercising this Warrant shall receive, for the aggregate price paid upon such exercise, the aggregate number and class of shares which such Holder would have received if this Warrant had been exercised immediately prior to such merger, consolidation, exchange of shares, separation, reorganization or liquidation, or other similar event. If any adjustment under this paragraph 6(b) would create a fractional share of common stock or a right to acquire a fractional share of common stock, such fractional share shall be disregarded and the number of shares subject to this Warrant shall be the next higher number of Shares, rounding all fractions upward. Whenever there shall be an adjustment pursuant to this Section 6(b), the Company shall forthwith notify the Holder of such adjustment, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated.


         7. DEMAND REGISTRATION. Within ninety (90) days of the Termination Date (as such term is defined in the Memorandum) (the "Filing Period"), the Company shall prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement under the Securities Act covering all of the Shares and shall use its best efforts to cause such registration statement to become effective within one hundred fifty (150) days of the Termination Date (the "Demand Registration Period").

The obligation of the Company under this Section 7 shall be limited to one registration statement. The Company shall pay the expenses described in Section 11 for the registration statement filed pursuant to this Section 7 which becomes effective, except for underwriting discounts and commissions and transfer taxes, which expenses shall be borne by the Holder.

         8. INCIDENTAL REGISTRATION RIGHTS. At any time commencing on the date hereof and expiring upon the declaration of effectiveness of the registration statement referred to Section 7 hereof, if the Company shall determine to proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale of any of its securities by it or any of its security holders (other than a registration statement on Form S-4, S-8 or other limited purpose form), the Company will give written notice of its determination to the Holder. Upon the written request from Holder, within twenty (20) days thereafter, the Company will, except as herein provided, cause all the Shares to be included in such registration statement, all to the extent requisite to permit the sale or other disposition thereof by Holder; PROVIDED, HOWEVER, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any registration. If any registration pursuant to this Section 8 shall be underwritten in whole or in part, the Company shall require that the Shares requested for inclusion pursuant to this Section 8 be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters.

Notwithstanding the foregoing, if the managing underwriter determines and advises in writing that the inclusion of all the Shares proposed to be included in the underwritten public offering, together with any other issued and outstanding securities proposed to be included therein by holders of securities other than Holder, would interfere with the successful marketing of such securities, then the number of such Shares that the managing underwriter believes may be sold in such underwritten public offering shall be allocated for inclusion in the registration statement in the following order of priority: (i) the securities being offered by the Company; and (ii) the number of Shares then owned by Holder. The Shares that are excluded from the underwritten public offering shall be withheld from the market by Holder for a period, not to exceed 180 days, that the managing underwriter determines as necessary in order to effect the underwritten public offering. To the extent that Shares requested for inclusion pursuant to this Section 8 are excluded from a registration statement pursuant to this provision, the Company shall file a new registration statement covering such excluded Shares and shall use its best efforts to cause such registration statement to become effective upon the expiration of the period, not to exceed 180 days, that the excluded Shares are to be withheld from the market pursuant to this Section 8. Notwithstanding anything contained herein, the Company shall not request nor require the Holder to "lockup" any of the Shares that may be requested or required by an underwriter of an underwritten public offering of the Company's securities during the period commencing with the effectiveness of the registration statement referenced in Section 7 hereof through and including a period of one hundred eighty (180) days thereafter.

The Company shall pay the expenses described in Section 11 for registration statements filed pursuant to this Section 8.

         9. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of Section 7 or 8 to effect the registration of Shares under the Securities Act, the Company will:

                  (a) prepare and file with the Commission a registration statement with respect to such securities, and use its best efforts to cause such registration statement to become and, with respect to Sections 7 and 8, remain effective until the earlier of (i) the date that all of the Shares have been sold pursuant to the registration statement, (ii) the date Holder receive an opinion of counsel reasonably acceptable to it that the Shares may be sold under the provisions of Rule 144(K) promulgated by the Commission or (iii) the eighteen month anniversary of the effective date of the registration statement (the "Effective Period");

                  (b) prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for the Effective Period as may be reasonably necessary to effect the sale of such securities;

                  (c) furnish to Holder and to the underwriters of the securities being registered, such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as Holder and such underwriters may reasonably request in order to facilitate the public offering of such securities;

                  (d) use its best efforts to register or qualify the Shares covered by such registration statement under such state securities or blue sky laws of such jurisdictions as Holder may reasonably request in writing within twenty (20) days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

                  (e) notify Holder, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                  (f) notify Holder promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

                  (g) prepare and file with the Commission, promptly upon the request of Holder of a majority of the Shares covered thereby, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for Holder (and concurred in by counsel for the Company), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Shares by Holder;

                  (h) prepare and promptly file with the Commission and promptly notify Holder of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at any time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

                  (i) advise Holder, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

         10. FAILURE TO TIMELY FILE REGISTRATION STATEMENT. Anything contained in this Warrant to the contrary notwithstanding, in the event the Company fails to either (i) file such demand registration statement with the Commission prior to the expiration of the Filing Period or (ii) cause such demand registration statement to become effective prior to the expiration of the Demand Registration Period (except when the Company is proceeding in good faith to cause the registration statement to become effective in a timely manner and the failure to become effective is due solely to delays at the Securities and Exchange Commission which are outside of the Company's control), in addition to any other rights and privileges of Holder, the Company shall reduce the exercise price of the Warrants by five percent (5%) of the original exercise price for each full month the effectiveness of the registration Statement is delayed beyond Demand Registration Period, not to exceed a total reduction of the exercise price of thirty percent (30%).

         11.       EXPENSES.

                  (a) With respect to the registration requested pursuant to
Section 7 hereof, and with respect to an inclusion of Shares in a registration statement pursuant to Section 8 hereof, all fees, costs and expenses of and incidental to such registration, inclusion and public offering (as specified in Section (b) below) in connection therewith shall be borne by the Company; PROVIDED, HOWEVER, that Holder shall bear its share of the underwriting discount and commissions and transfer taxes, and Holder shall be responsible for the payment of its own legal fees.

                  (b) The fees, costs and expenses of registration to be borne by the Company as provided in Section 11(a) above shall include, without limitation, all registration, filing, and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified (except as provided in Section 11(a) above). Fees and disbursements of counsel and accountants for Holder not expressly included above shall be borne by Holder.

         12. ADDITIONAL NOTICES TO WARRANT HOLDER. In addition to any other notice required hereunder, the Company shall provide the Holder with a copy of any notice that the Company is required to provide those persons holding shares of the Company's Common Stock, no par value, on the same date such persons receive such notice.

         13. LOSS, DESTRUCTION, ETC. OF WARRANT. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, and in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation, upon surrender and cancellation of the Warrant, the Company will make and deliver a new Warrant, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant issued under the provisions of this Section 13 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company.

         14. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the state of Florida.

         IN WITNESS WHEREOF, the Company has executed this Common Stock Purchase Warrant as of the date first above written.



                                   MEDICAL INDUSTRIES OF AMERICA, INC.



                                   By: /S/ LINDA MOORE
                                       Name: LINDA MOORE
                                       Title: SENIOR VICE PRESIDENT

                                   EXHIBIT 4.3


                          COMMON STOCK PURCHASE WARRANT

COMMON STOCK PURCHASE WARRANT issued this 30 day of September, 1997 by MEDICAL INDUSTRIES OF AMERICA, INC. a Florida corporation (the "Company"), in favor of Ronald S. Nash (the "Holder").

                                   AGREEMENT:

         1. ISSUANCE OF WARRANT; TERM. For and in consideration of brokerage commissions due Nash, Weiss & Co. ("NWC") pursuant to the terms of that Confidential Private Placement Memorandum dated June 1, 1997 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby grants to Holder, as assignee of NWC, the right to purchase eleven thousand (11,000) shares of the Company's Common Stock, no par value (the "Shares").

         This Warrant shall be exercisable at any time and from time to time beginning on the date hereof, expiring on September 30, 2000.

         2. EXERCISE PRICE. Subject to the terms of paragraph 4(c), the exercise price per share for which all or any of the Shares may be purchased pursuant to the terms of this Warrant is one dollar and twenty-five cents ($1.25) (the "Exercise Price").

         3. EXERCISE. This Warrant may be exercised by the Holder hereof as to all or in increments of one hundred (100) Shares (or the balance of the Shares if less than such number), upon delivery of written notice of intent to exercise in the form attached hereto as Exhibit "A" to the Company at the following address: 1903 South Congress Avenue, Suite 400, Boynton Beach, Florida 33426 or such other address as the Company shall designate in a written notice to the Holder hereof, together with this Warrant and a check payable to the Company for the aggregate Exercise Price of the Shares so purchased. Upon exercise of this Warrant as aforesaid, the Company shall, as promptly as practicable, and in any event within fifteen (15) days thereafter, execute and deliver to the Holder of this Warrant a certificate or certificates for the total number of whole Shares for which this Warrant is being exercised. If this Warrant shall be exercised with respect to less than all of the Shares, the Holder shall be entitled to receive a new Warrant covering the number of Shares in respect of which this Warrant shall not have been exercised, which new Warrant shall in all other respects be identical to this Warrant. The Company covenants and agrees that it will pay when due any and all state and federal issue taxes which may be payable in respect of the issuance of this Warrant or the issuance of any Shares upon exercise of this Warrant.

         4. COVENANTS AND CONDITIONS. The above provisions are subject to the following:

                  (a) Neither this Warrant nor the Shares have been registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws (the "Blue Sky Laws"). This Warrant has been acquired for investment purposes and not with a view to distribution or resale and may not be pledged, hypothecated, sold, made subject to a security interest, or otherwise transferred without (i) an effective registration statement for such Warrant under the Securities Act and such applicable Blue Sky Laws, or (ii) an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company and its counsel, that registration is not required under the Securities Act or under any applicable Blue Sky Laws. Transfer of the Shares issued upon the exercise of this Warrant shall be restricted in the same manner and to the same extent as the Warrant and the certificates representing such Shares shall bear substantially the following legend:

         THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAW SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) IN THE OPNION OF COUNSEL ACCEPTABLE TO THE COMPANY, REGISTRATION UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAW IS NOT REQUIRED IN CONNECTION WITH THE PROPOSED TRANSFER.

The Holder agrees to execute such other documents and instruments as counsel for the Company reasonably deems necessary to effect the compliance of the issuance of this Warrant and any Shares issued upon exercise hereof with applicable federal and state securities laws.

                  (b) The Company covenants and agrees that all Shares which may be issued upon exercise of this Warrant will, upon issuance and payment therefor, be legally and validly issued and outstanding, fully paid and nonassessable, free from all taxes, liens, charges and preemptive rights, if any, with respect thereto or to the issuance thereof. The Company shall at all times reserve and keep available for issuance upon the exercise of this Warrant such number of authorized but unissued shares of Class B Common Stock as will be sufficient to permit the exercise in full of this Warrant.

         5. TRANSFER OF WARRANT. This Warrant may not be transferred, in whole or in part. In the event of the death or final determination of legal incapacity of the Holder during such time as the Holder shall possess the Warrant granted hereunder, the personal representative of the Holder may, for a period of ninety
(90) days following the date of death or final determination of legal incapacity, exercise the Warrant to the extent that the Holder was entitled to exercise the Warrant on such date. Any person so desiring to exercise the Warrant shall be required, as a condition to the exercise of the Warrant, to furnish to the Company such documentation as the Company shall deem necessary to evidence the authority of such person to exercise the Warrant on behalf of the Holder.

         6.        ADJUSTMENT UPON CHANGES IN STOCK.

                  (a) If all or any portion of this Warrant shall be exercised subsequent to any stock split, stock dividend, recapitalization, combination of shares of the Company, or other similar event occurring after the date hereof, then the Holder exercising this Warrant shall receive, for the aggregate price paid upon such exercise, the aggregate number and class of shares which such Holder would have received if this Warrant had been exercised immediately prior to such stock split, stock dividend, recapitalization, combination of shares, or other similar event. If any adjustment under this paragraph 6(a) would create a fractional share of common stock or a right to acquire a fractional share of common stock, such fractional share shall be disregarded and the number of shares subject to this Warrant shall be the next higher number of shares, rounding all fractions upward. Whenever there shall be an adjustment pursuant to this paragraph 6(a), the Company shall forthwith notify the Holder of such adjustment, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated.

                  (b) If all or any portion of this Warrant shall be exercised subsequent to any merger, consolidation, exchange of shares, separation, reorganization or liquidation of the Company or other similar event occurring after the date hereof, as a result of which shares of common stock shall be changed into the same or a different number of shares of the same or another class or classes of securities of the Company or another entity, then the Holder exercising this Warrant shall receive, for the aggregate price paid upon such exercise, the aggregate number and class of shares which such Holder would have received if this Warrant had been exercised immediately prior to such merger, consolidation, exchange of shares, separation, reorganization or liquidation, or other similar event. If any adjustment under this paragraph 6(b) would create a fractional share of common stock or a right to acquire a fractional share of common stock, such fractional share shall be disregarded and the number of shares subject to this Warrant shall be the next higher number of Shares, rounding all fractions upward. Whenever there shall be an adjustment pursuant to this paragraph 6(b), the Company shall forthwith notify the Holder of such adjustment, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated.

         7. ADDITIONAL NOTICES TO WARRANT HOLDERS. In addition to any other notice required hereunder, the Company shall provide the Holder with a copy of any notice that the Company is required to provide those persons holding shares of the Company's Common Stock, no par value, on the same date such persons receive such notice.

         8. LOSS, DESTRUCTION, ETC. OF WARRANT. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, and in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation, upon surrender and cancellation of the Warrant, the Company will make and deliver a new Warrant, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant issued under the provisions of this paragraph 8 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company.

         IN WITNESS WHEREOF, the Company has executed this Stock Purchase Warrant as of the date first above written.



                                       MEDICAL INDUSTRIES OF AMERICA, INC.


                                       By: /s/ PAUL C. PERSHES
                                               Paul C. Pershes, President

                                   EXHIBIT 4.4


THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAW. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ASSIGNED OR OTHERWISE DISPOSED OF, AND NO TRANSFER OF THE SECURITIES WILL BE MADE BY THE COMPANY OR ITS TRANSFER AGENT IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


                       MEDICAL INDUSTRIES OF AMERICA, INC.

                          COMMON STOCK PURCHASE WARRANT

MEDICAL INDUSTRIES OF AMERICA, INC., a Florida corporation (the "Company"), hereby agrees that, for value received, Rene Eichenberger, a Florida professional association, or its assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 4:30 p.m., Florida time, on October 1, 1999 forty eight thousand (48,000) shares of the no par value common stock of the Company, at an exercise price of $.50 per share, subject to adjustment as provided herein.

1. EXERCISE OF WARRANT. The purchase rights granted by this Warrant shall be exercised (in minimum quantities of 100 shares) by the holder surrendering this Warrant with the form of exercise document attached hereto duly executed by such holder, to the Company at its principal office, accompanied by a check payable to the order of the Company for the purchase price payable in respect of the shares being purchased. If less than all of the shares purchasable hereunder are purchased, the Company will, upon such exercise, execute and deliver to the holder hereof a new Warrant (dated the date hereof) evidencing the number of shares not so purchased. As soon as practicable after the exercise of this Warrant and payment of the purchase price, the Company will cause to be issued in the name of and delivered to the holder hereof, or as such holder may direct, a certificate or certificates representing the shares purchased upon such exercise. The Company may require that such certificate or certificates contain on the face thereof a legend substantially as follows:

         "The transfer of the shares represented by this certificate is restricted pursuant to the terms of a Common Stock Purchase Warrant dated February 11, 1998 issued by Medical Industries of America, Inc., a copy of which is available for inspection at the offices of Medical Industries of America, Inc. Transfer may not be made except in accordance with the terms of the Common Stock Purchase Warrant. In addition, no sale, offer to sell or transfer of the shares represented by this certificate shall be made unless a Registration Statement under the Securities Act of 1933, as amended (the "Act"), with respect to such shares is then in effect or an exemption from the registration requirements of the Act is then in fact applicable to such shares."

2. NEGOTIABILITY AND TRANSFER. This Warrant is issued upon the following terms, to which each holder hereof consents and agrees:

         (a) Until this Warrant is duly transferred on the books of the Company, the Company may treat the registered holder of this Warrant as the absolute owner hereof for all purposes without being affected by any notice to the contrary.

         (b) Each successive holder of this Warrant, or of any portion of the rights represented thereby, shall be bound by the terms and conditions set forth herein.

3. ANTI-DILUTION ADJUSTMENTS. If the Company shall at any time hereafter subdivide or combine its outstanding shares of common stock, or declare a dividend payable in common stock, the exercise price hereof in effect immediately prior to the subdivision, combination or record date for such dividend payable in common stock shall forthwith be proportionately increased, in the case of combination, or proportionately decreased, in the case of subdivision or declaration of a dividend payable in common stock, and the number of shares purchasable upon exercise of this Warrant immediately preceding such event shall be changed to the number determined by dividing the then current exercise price by the exercise price as adjusted after such subdivision, combination or dividend payable in common stock and against the number of shares purchasable upon the exercise of this Warrant immediately preceding such event, so as to achieve an exercise price and number of shares purchasable after such event proportional to such exercise price and number of shares purchasable immediately preceding such event.

No fractional shares are to be issued upon the exercise of the Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a share which would otherwise be issuable in an amount equal to the same fraction of the market price per share of common stock on the day of exercise as determined in good faith by the Company.

In case of any capital reorganization or any reclassification of the common stock of the Company, or in the case of any consolidation with or merger of the Company into or with another entity or the sale of all or substantially all of its assets to another entity, which is effected in such a manner that the holders of common stock shall be entitled to receive stock, securities or assets with respect to or in exchange for common stock, then, as a part of such reorganization, reclassification, consolidation, merger or sale, as the case may be, lawful provision shall be made so that the holder of the Warrant shall have the right thereafter to receive, upon the exercise hereof, the kind and amount of shares of stock or other securities or property which the holder would have been entitled to receive if, immediately prior to such reorganization, reclassification, consolidation, merger or sale, the holder had held the number of shares which were then purchasable upon the exercise of the Warrant. In any such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the holder of the Warrant, to the end that the provisions set forth herein (including provisions with respect to adjustments of the exercise price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of the Warrant.

When any adjustment is required to be made in the exercise price, initial or adjusted, the Company shall forthwith determine the new exercise price, and (a) prepare and retain on file a statement describing in reasonable detail the method used in arriving at the new exercise price, and (b) cause a copy of such statement to be mailed to the holder of the Warrant as of a date within ten (10) days after the date when the circumstances giving rise to the adjustment occurred.

4. REGISTRATION RIGHTS. Prior to making any disposition of the Warrant or of any shares purchased upon exercise of the Warrant, the holder will give written notice to the Company describing briefly the manner of any such proposed disposition. The holder will not make any such disposition until (i) the Company has notified him that, in the opinion of its counsel, registration under the Act is not required with respect to such disposition, or (ii) a Registration Statement covering the proposed distribution has been filed by the Company and has become effective. The Company agrees that, upon receipt of written notice from the holder hereof with respect to such proposed distribution, it will use its best efforts, in consultation with the holder's counsel, to ascertain as promptly as possible whether or not registration is required, and will advise the holder promptly with respect thereto, and the holder will cooperate in providing the Company with information necessary to make such determination.

If, at any time prior to the expiration of three (3) years from the date hereof, the Company shall propose to file any Registration Statement (other than on Forms S-4, S-8 or any other similarly inappropriate form of Registration Statement) under the Act covering a public offering of the Company's securities, it will notify the holder hereof at least thirty (30) days prior to each such filing and will include in the Registration Statement (to the extent permitted by applicable regulation), the shares purchased by the holder or purchasable by the holder upon the exercise of the Warrant to the extent requested by the holder hereof. Notwithstanding the foregoing, the number of shares of the holder of the Warrant proposed to be registered thereby shall be reduced pro rata with any other selling shareholder (other than the Company) upon the reasonable request of the managing underwriter of such offering. If the Registration Statement filed pursuant to such thirty
(30) day notice has not become effective within six (6) months following the date such notice is given to the holder hereof, the Company must again notify such holder in the manner provided above.

At any time prior to the expiration of three (3) years from the date hereof, and provided that a registration statement on Form S-3 (or its equivalent) is then available to the Company, and on a one-time basis only, if the holder of the Warrant and/or the shares acquired upon exercise of the Warrant requests the registration of the shares on Form S-3 (or its equivalent), the Company shall promptly thereafter use its best efforts to effect the registration under the Act of all such shares which such holder requests in writing to be so registered, and in a manner corresponding to the methods of distribution described in such holder's request.

All expenses of any such registrations referred to in this Section 4 shall be borne by the Company.

Upon effectiveness of a Registration Statement which includes common stock purchased or purchasable upon the exercise of this Warrant in accordance with a valid demand under this Section 4, the rights under this Warrant of the holders to make another such demand shall terminate. Each purchaser or transferee of a portion of this Warrant is responsible to determine whether his or her demand rights under this paragraph have been terminated by such an exercise. Any Warrants issued upon transfers subsequent to such an exercise shall have all of the demand registration provisions under this Section 4 deleted.

The Company will mail to each record holder, at the last known post office address, written notice of any exercise of the rights granted under this paragraph 4, by certified or registered mail, return receipt requested, and each holder shall have twenty (20) days from the date of deposit of such notice in the U.S. Mail to notify the Company in writing whether such holder wishes to join in such exercise.

The Company will furnish the holder hereof with a reasonable number of copies of any prospectus included in such filings and will amend or supplement the same as required during the period of required use thereof. The Company will maintain, at its expense, the effectiveness of any Registration Statement filed by the Company, whether or not at the request of the holder hereof, for at least six
(6) months following the effective date thereof.

In the case of the filing of any Registration Statement, and to the extent permissible under the Act and controlling precedent thereunder, the Company and the holder hereof shall provide cross indemnification agreements to each other in customary scope covering the accuracy and completeness of the information furnished by each.

The holder of the Warrant agrees to cooperate with the Company in the preparation and filing of any such Registration Statement, and in the furnishing of information concerning the holder for inclusion therein, or in any efforts by the Company to establish that the proposed sale is exempt under the Act as to any proposed distribution.

5.       RIGHT TO CONVERT.

         (a) The holder of this Warrant shall have the right to require the Company to convert this Warrant (the "Conversion Right") at any time prior to its expiration, into common stock as provided for in this Section 5. Upon exercise of the Conversion Right, the Company shall deliver to the holder (without payment by the holder of any exercise price) that number of shares of common stock equal to the quotient obtained by dividing (x) the value of the Warrant at the time the Conversion Right is exercised (determined by subtracting the exercise price for one Warrant share in effect immediately prior to the exercise of the Conversion Right from the Fair Market Value (as determined below) for one Warrant share immediately prior to the exercise of the Conversion Right) by (y) the Fair Market Value of one share of common stock immediately prior to the exercise of the Conversion Right.

         (b) The Conversion Right may be exercised by the holder, at any time or from time to time, prior to its expiration, on any business day, by delivering a written notice (the "Conversion Notice") to the Company at the offices of the Company exercising the Conversion Right and specifying (i) the total number of shares of common stock the holder will purchase pursuant to such conversion, and
(ii) a place and a date not less than five (5) nor more than twenty (20) business days from the date of the Conversion Notice for the closing of such purchase.

         (c) At any closing under Section 5(b) hereof, (i) the holder will surrender the Warrant, (ii) the Company will deliver to the holder a certificate or certificates for the number of shares of common stock issuable upon such conversion, together with cash in lieu of any fraction of a share, and (iii) the Company will deliver to the holder a new Warrant representing the number of shares, if any, with respect to which the Warrant shall not have been converted.

         (d) "Fair Market Value" of a share of common stock as of a particular date (the "Determination Date") shall mean:

             (i) If the Company's common stock is traded on an exchange or is quoted on The Nasdaq National Market or The Nasdaq SmallCap Market, then the average closing or last sale prices, respectively, reported for the ten (10) business days immediately preceding the Determination Date.

             (ii) If the Company's common stock is not traded on an exchange or on The Nasdaq National Market or The Nasdaq SmallCap Market, but is traded in the over-the-counter market, then the average of the closing bid and asked prices reported for the ten (10) business days immediately preceding the Determination Date.

            (iii) If the Company's common stock is not publicly traded and there has been a bona fide sale for cash on an arm's-length basis within forty-five
(45) days prior to the Determination Date of such common stock by the Company privately to one or more investors unaffiliated with the Company (a "Qualifying Sale"), then the most recent such sales price; and

             (iv) If the Company's common stock is not publicly traded and there has been no Qualifying Sale, then the appraised fair market value of such stock as determined by mutual agreement of the Company and the holder of the Warrant; if the parties cannot agree on such valuation, then each of the Company and the holder shall select an arbitrator and such arbitrators shall select a third, and such three arbitrators shall determine (in accordance with the Commercial Arbitration Rules of the American Arbitration Association, such expenses to be borne equally by the parties) the fair market value (without any discount for lack of marketability or minority interest) of a share of common stock of the Company.

6. NOTICES. The Company shall mail to the registered holder of the Warrant, at his or her last known post office address appearing on the books of the Company, not less than fifteen (15) days prior to the date on which (a) a record will be taken for the purpose of determining the holders of common stock entitled to dividends (other than cash dividends) or subscription rights, or (b) a record will be taken (or in lieu thereof, the transfer books will be closed) for the purpose of determining the holders of common stock entitled to notice of and to vote at a meeting of shareholders at which any capital reorganization, reclassification of common stock, consolidation, merger, dissolution, liquidation, winding up or sale of substantially all of the Company's assets shall be considered and acted upon.

7. RESERVATION OF COMMON STOCK. A number of shares of common stock sufficient to provide for the exercise of the Warrant and the shares of common stock included therein upon the basis herein set forth shall at all times be reserved for the exercise hereof.

8. MISCELLANEOUS. Whenever reference is made herein to the issue or sale of shares of common stock, the terms "common stock" or "shares" shall include any stock of any class of the Company other than preferred stock that has a fixed limit on dividends and a fixed amount payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company.

The Company will not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act or deed, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company, but will, at all times in good faith, assist, insofar as it is able, in the carrying out of all provisions hereof and in the taking of all other action which may be necessary in order to protect the rights of the holder hereof against dilution.

Upon written request of the holder of this Warrant, the Company will promptly provide such holder with a then current written list of the names and addresses of all holders of warrants originally issued under the terms of, and concurrent with, this Warrant.

The representations, warranties and agreements herein contained shall survive the exercise of this Warrant. References to the "holder of" include the immediate holder of shares purchased on the exercise of this Warrant, and the word "holder" shall include the plural thereof. This Warrant shall be interpreted under the laws of the State of Florida.

All shares or other securities issued upon the exercise of the Warrant shall be validly issued, fully paid and non-assessable, and the Company will pay all taxes in respect of the issuer hereof.

Notwithstanding anything contained herein to the contrary, the holder of this Warrant shall not be deemed a shareholder of the Company for any purpose whatsoever until and unless this Warrant is duly exercised or converted.

IN WITNESS WHEREOF, this Warrant has been duly executed by Medical Industries of America, as of the 11th day of February 1998.


                                        MEDICAL INDUSTRIES OF AMERICA, INC.


                                        By:/s/ PAUL C. PERSHES
                                               Paul C. Pershes, President

                                   EXHIBIT 4.5

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAW. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ASSIGNED OR OTHERWISE DISPOSED OF, AND NO TRANSFER OF THE SECURITIES WILL BE MADE BY THE COMPANY OR ITS TRANSFER AGENT IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


                       MEDICAL INDUSTRIES OF AMERICA, INC.

                          COMMON STOCK PURCHASE WARRANT

MEDICAL INDUSTRIES OF AMERICA, INC., a Florida corporation (the "Company"), hereby agrees that, for value received, MIRKIN & WOOLF, P.A., a Florida professional association, or its assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 4:30 p.m., Florida time, on February 11, 2001 one hundred thousand (100,000) shares of the no par value common stock of the Company, at an exercise price of $1.50 per share, subject to adjustment as provided herein.

1. EXERCISE OF WARRANT. The purchase rights granted by this Warrant shall be exercised (in minimum quantities of 100 shares) by the holder surrendering this Warrant with the form of exercise document attached hereto duly executed by such holder, to the Company at its principal office, accompanied by a check payable to the order of the Company for the purchase price payable in respect of the shares being purchased. If less than all of the shares purchasable hereunder are purchased, the Company will, upon such exercise, execute and deliver to the holder hereof a new Warrant (dated the date hereof) evidencing the number of shares not so purchased. As soon as practicable after the exercise of this Warrant and payment of the purchase price, the Company will cause to be issued in the name of and delivered to the holder hereof, or as such holder may direct, a certificate or certificates representing the shares purchased upon such exercise. The Company may require that such certificate or certificates contain on the face thereof a legend substantially as follows:

         "The transfer of the shares represented by this certificate is restricted pursuant to the terms of a Common Stock Purchase Warrant dated February 11, 1998 issued by Medical Industries of America, Inc., a copy of which is available for inspection at the offices of Medical Industries of America, Inc. Transfer may not be made except in accordance with the terms of the Common Stock Purchase Warrant. In addition, no sale, offer to sell or transfer of the shares represented by this certificate shall be made unless a Registration Statement under the Securities Act of 1933, as amended (the "Act"), with respect to such shares is then in effect or an exemption from the registration requirements of the Act is then in fact applicable to such shares."

2. NEGOTIABILITY AND TRANSFER. This Warrant is issued upon the following terms, to which each holder hereof consents and agrees:

         (a) Until this Warrant is duly transferred on the books of the Company, the Company may treat the registered holder of this Warrant as the absolute owner hereof for all purposes without being affected by any notice to the contrary.

         (b) Each successive holder of this Warrant, or of any portion of the rights represented thereby, shall be bound by the terms and conditions set forth herein.

3. ANTI-DILUTION ADJUSTMENTS. If the Company shall at any time hereafter subdivide or combine its outstanding shares of common stock, or declare a dividend payable in common stock, the exercise price hereof in effect immediately prior to the subdivision, combination or record date for such dividend payable in common stock shall forthwith be proportionately increased, in the case of combination, or proportionately decreased, in the case of subdivision or declaration of a dividend payable in common stock, and the number of shares purchasable upon exercise of this Warrant immediately preceding such event shall be changed to the number determined by dividing the then current exercise price by the exercise price as adjusted after such subdivision, combination or dividend payable in common stock and against the number of shares purchasable upon the exercise of this Warrant immediately preceding such event, so as to achieve an exercise price and number of shares purchasable after such event proportional to such exercise price and number of shares purchasable immediately preceding such event.

No fractional shares are to be issued upon the exercise of the Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a share which would otherwise be issuable in an amount equal to the same fraction of the market price per share of common stock on the day of exercise as determined in good faith by the Company.

In case of any capital reorganization or any reclassification of the common stock of the Company, or in the case of any consolidation with or merger of the Company into or with another entity or the sale of all or substantially all of its assets to another entity, which is effected in such a manner that the holders of common stock shall be entitled to receive stock, securities or assets with respect to or in exchange for common stock, then, as a part of such reorganization, reclassification, consolidation, merger or sale, as the case may be, lawful provision shall be made so that the holder of the Warrant shall have the right thereafter to receive, upon the exercise hereof, the kind and amount of shares of stock or other securities or property which the holder would have been entitled to receive if, immediately prior to such reorganization, reclassification, consolidation, merger or sale, the holder had held the number of shares which were then purchasable upon the exercise of the Warrant. In any such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the holder of the Warrant, to the end that the provisions set forth herein (including provisions with respect to adjustments of the exercise price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of the Warrant.

When any adjustment is required to be made in the exercise price, initial or adjusted, the Company shall forthwith determine the new exercise price, and (a) prepare and retain on file a statement describing in reasonable detail the method used in arriving at the new exercise price, and (b) cause a copy of such statement to be mailed to the holder of the Warrant as of a date within ten (10) days after the date when the circumstances giving rise to the adjustment occurred.

4. REGISTRATION RIGHTS. Prior to making any disposition of the Warrant or of any shares purchased upon exercise of the Warrant, the holder will give written notice to the Company describing briefly the manner of any such proposed disposition. The holder will not make any such disposition until (i) the Company has notified him that, in the opinion of its counsel, registration under the Act is not required with respect to such disposition, or (ii) a Registration Statement covering the proposed distribution has been filed by the Company and has become effective. The Company agrees that, upon receipt of written notice from the holder hereof with respect to such proposed distribution, it will use its best efforts, in consultation with the holder's counsel, to ascertain as promptly as possible whether or not registration is required, and will advise the holder promptly with respect thereto, and the holder will cooperate in providing the Company with information necessary to make such determination.

If, at any time prior to the expiration of three (3) years from the date hereof, the Company shall propose to file any Registration Statement (other than on Forms S-4, S-8 or any other similarly inappropriate form of Registration Statement) under the Act covering a public offering of the Company's securities, it will notify the holder hereof at least thirty (30) days prior to each such filing and will include in the Registration Statement (to the extent permitted by applicable regulation), the shares purchased by the holder or purchasable by the holder upon the exercise of the Warrant to the extent requested by the holder hereof. Notwithstanding the foregoing, the number of shares of the holder of the Warrant proposed to be registered thereby shall be reduced pro rata with any other selling shareholder (other than the Company) upon the reasonable request of the managing underwriter of such offering. If the Registration Statement filed pursuant to such thirty (30) day notice has not become effective within six (6) months following the date such notice is given to the holder hereof, the Company must again notify such holder in the manner provided above.

At any time prior to the expiration of three (3) years from the date hereof, and provided that a registration statement on Form S-3 (or its equivalent) is then available to the Company, and on a one-time basis only, if the holder of the Warrant and/or the shares acquired upon exercise of the Warrant requests the registration of the shares on Form S-3 (or its equivalent), the Company shall promptly thereafter use its best efforts to effect the registration under the Act of all such shares which such holder requests in writing to be so registered, and in a manner corresponding to the methods of distribution described in such holder's request.

All expenses of any such registrations referred to in this Section 4 shall be borne by the Company.

Upon effectiveness of a Registration Statement which includes common stock purchased or purchasable upon the exercise of this Warrant in accordance with a valid demand under this Section 4, the rights under this Warrant of the holders to make another such demand shall terminate. Each purchaser or transferee of a portion of this Warrant is responsible to determine whether his or her demand rights under this paragraph have been terminated by such an exercise. Any Warrants issued upon transfers subsequent to such an exercise shall have all of the demand registration provisions under this Section 4 deleted.

The Company will mail to each record holder, at the last known post office address, written notice of any exercise of the rights granted under this paragraph 4, by certified or registered mail, return receipt requested, and each holder shall have twenty (20) days from the date of deposit of such notice in the U.S. Mail to notify the Company in writing whether such holder wishes to join in such exercise.

The Company will furnish the holder hereof with a reasonable number of copies of any prospectus included in such filings and will amend or supplement the same as required during the period of required use thereof. The Company will maintain, at its expense, the effectiveness of any Registration Statement filed by the Company, whether or not at the request of the holder hereof, for at least six
(6) months following the effective date thereof.

In the case of the filing of any Registration Statement, and to the extent permissible under the Act and controlling precedent thereunder, the Company and the holder hereof shall provide cross indemnification agreements to each other in customary scope covering the accuracy and completeness of the information furnished by each.

The holder of the Warrant agrees to cooperate with the Company in the preparation and filing of any such Registration Statement, and in the furnishing of information concerning the holder for inclusion therein, or in any efforts by the Company to establish that the proposed sale is exempt under the Act as to any proposed distribution.

5.       RIGHT TO CONVERT.

         (a) The holder of this Warrant shall have the right to require the Company to convert this Warrant (the "Conversion Right") at any time prior to its expiration, into common stock as provided for in this Section 5. Upon exercise of the Conversion Right, the Company shall deliver to the holder (without payment by the holder of any exercise price) that number of shares of common stock equal to the quotient obtained by dividing (x) the value of the Warrant at the time the Conversion Right is exercised (determined by subtracting the exercise price for one Warrant share in effect immediately prior to the exercise of the Conversion Right from the Fair Market Value (as determined below) for one Warrant share immediately prior to the exercise of the Conversion Right) by (y) the Fair Market Value of one share of common stock immediately prior to the exercise of the Conversion Right.

         (b) The Conversion Right may be exercised by the holder, at any time or from time to time, prior to its expiration, on any business day, by delivering a written notice (the "Conversion Notice") to the Company at the offices of the Company exercising the Conversion Right and specifying (i) the total number of shares of common stock the holder will purchase pursuant to such conversion, and
(ii) a place and a date not less than five (5) nor more than twenty (20) business days from the date of the Conversion Notice for the closing of such purchase.

         (c) At any closing under Section 5(b) hereof, (i) the holder will surrender the Warrant, (ii) the Company will deliver to the holder a certificate or certificates for the number of shares of common stock issuable upon such conversion, together with cash in lieu of any fraction of a share, and (iii) the Company will deliver to the holder a new Warrant representing the number of shares, if any, with respect to which the Warrant shall not have been converted.

         (d) "Fair Market Value" of a share of common stock as of a particular date (the "Determination Date") shall mean:

              (i) If the Company's common stock is traded on an exchange or is quoted on The Nasdaq National Market or The Nasdaq SmallCap Market, then the average closing or last sale prices, respectively, reported for the ten (10) business days immediately preceding the Determination Date.

             (ii) If the Company's common stock is not traded on an exchange or on The Nasdaq National Market or The Nasdaq SmallCap Market, but is traded in the over-the-counter market, then the average of the closing bid and asked prices reported for the ten (10) business days immediately preceding the Determination Date.

            (iii) If the Company's common stock is not publicly traded and there has been a bona fide sale for cash on an arm's-length basis within forty-five
(45) days prior to the Determination Date of such common stock by the Company privately to one or more investors unaffiliated with the Company (a "Qualifying Sale"), then the most recent such sales price; and

             (iv) If the Company's common stock is not publicly traded and there has been no Qualifying Sale, then the appraised fair market value of such stock as determined by mutual agreement of the Company and the holder of the Warrant; if the parties cannot agree on such valuation, then each of the Company and the holder shall select an arbitrator and such arbitrators shall select a third, and such three arbitrators shall determine (in accordance with the Commercial Arbitration Rules of the American Arbitration Association, such expenses to be borne equally by the parties) the fair market value (without any discount for lack of marketability or minority interest) of a share of common stock of the Company.

6. NOTICES. The Company shall mail to the registered holder of the Warrant, at his or her last known post office address appearing on the books of the Company, not less than fifteen (15) days prior to the date on which (a) a record will be taken for the purpose of determining the holders of common stock entitled to dividends (other than cash dividends) or subscription rights, or (b) a record will be taken (or in lieu thereof, the transfer books will be closed) for the purpose of determining the holders of common stock entitled to notice of and to vote at a meeting of shareholders at which any capital reorganization, reclassification of common stock, consolidation, merger, dissolution, liquidation, winding up or sale of substantially all of the Company's assets shall be considered and acted upon.

7. RESERVATION OF COMMON STOCK. A number of shares of common stock sufficient to provide for the exercise of the Warrant and the shares of common stock included therein upon the basis herein set forth shall at all times be reserved for the exercise hereof.

8. MISCELLANEOUS. Whenever reference is made herein to the issue or sale of shares of common stock, the terms "common stock" or "shares" shall include any stock of any class of the Company other than preferred stock that has a fixed limit on dividends and a fixed amount payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company.

The Company will not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act or deed, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company, but will, at all times in good faith, assist, insofar as it is able, in the carrying out of all provisions hereof and in the taking of all other action which may be necessary in order to protect the rights of the holder hereof against dilution.

Upon written request of the holder of this Warrant, the Company will promptly provide such holder with a then current written list of the names and addresses of all holders of warrants originally issued under the terms of, and concurrent with, this Warrant.

The representations, warranties and agreements herein contained shall survive the exercise of this Warrant. References to the "holder of" include the immediate holder of shares purchased on the exercise of this Warrant, and the word "holder" shall include the plural thereof. This Warrant shall be interpreted under the laws of the State of Florida.

All shares or other securities issued upon the exercise of the Warrant shall be validly issued, fully paid and non-assessable, and the Company will pay all taxes in respect of the issuer hereof.

Notwithstanding anything contained herein to the contrary, the holder of this Warrant shall not be deemed a shareholder of the Company for any purpose whatsoever until and unless this Warrant is duly exercised or converted.

IN WITNESS WHEREOF, this Warrant has been duly executed by Medical Industries of America, as of the 11th day of February, 1998.


                                      MEDICAL INDUSTRIES OF AMERICA, INC.


                                      By: /s/ PAUL C. PERSHES
                                              Paul C. Pershes, President

                                   EXHIBIT 4.6


THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY OTHER APPLICABLE STATE SECURITIES LAWS AND HAS BEEN ISSUED IN RELIANCE UPON REGULATION D PROMULGATED UNDER THE SECURITIES ACT. THIS WARRANT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE WARRANT IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

THIS WARRANT MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS, OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT AND UNDER PROVISIONS OF APPLICABLE STATE SECURITIES LAWS.

NO. 4

                          COMMON STOCK PURCHASE WARRANT

                  To Purchase 100,000 Shares of Common Stock of

                       MEDICAL INDUSTRIES OF AMERICA, INC.

                  THIS CERTIFIES that, for value received, J.W. GENESIS FINANCIAL SERVICES CAPITAL MARKETS (the "Investor"), is entitled, upon the terms and subject to the conditions hereinafter set forth, from July 30, 1998 (the "Issuance Date"), on or prior to July 29, 2001 (the "Termination Date") but not thereafter, to subscribe for and purchase from MEDICAL INDUSTRIES OF AMERICA, INC., a corporation incorporated in the State of Florida (the "Company"), One Hundred Thousand (100,000) shares (the "Warrant Shares") of Common Stock, no par value per share of the Company (the "Common Stock"). The purchase price of one share of Common Stock (the "Exercise Price") under this Warrant shall be US$2.50. The Exercise Price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. This Warrant is being issued in connection with the 6% Convertible Debenture Subscription Agreement dated on or about July 30, 1998 (the "Agreement"), and is subject to its terms and conditions. In the event of any conflict between the terms of this Warrant and the Agreement, the Agreement shall control.

                  1. TITLE OF WARRANT. Prior to the expiration hereof and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

                  2. AUTHORIZATION OF SHARES. The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

                  3. EXERCISE OF WARRANT. Exercise of the purchase rights represented by this Warrant may be made at any time after the Issuance Date and before the close of business on the Termination Date, or such earlier date on which this Warrant may terminate as provided in this Warrant, by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased; whereupon the holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. Certificates for Warrant Shares purchased hereunder shall be delivered to the holder hereof within three (3) business days after the date on which this Warrant shall have been exercised as aforesaid. Payment of the Exercise Price of the shares may be by certified check or cashier's check or by wire transfer to an account designated by the Company in an amount equal to the Exercise Price multiplied by the number of Warrant Shares.

                  4. NO FRACTIONAL SHARES OR SCRIP/RESTRICTIONS ON EXERCISE. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.

                  5. CHARGES, TAXES AND EXPENSES. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof; and provided further, that upon any transfer involved in the issuance or delivery of any certificates for shares of Common Stock, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

                  6. CLOSING OF BOOKS. The Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Warrant for a period of time in excess of five (5) trading days per year.

                  7. NO RIGHTS AS SHAREHOLDER UNTIL EXERCISE. This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise thereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

                  8. ASSIGNMENT AND TRANSFER OF WARRANT. Subject to compliance with applicable law, this Warrant may be assigned by the surrender of this Warrant and the Assignment Form annexed hereto duly executed at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company).

                  9. LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT. The Company represents and warrants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant certificate or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

                  10. SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

                  11. EFFECT OF CERTAIN EVENTS. If at any time the Company proposes (i) to sell or otherwise convey all or substantially all of its assets or (ii) to effect a transaction (by merger or otherwise) in which more than 50% of the voting power of the Company is disposed of (collectively, a "Sale or Merger Transaction"), in which the consideration to be received by the Company or its shareholders consists solely of cash, or in case the Company shall at any time effect a sale or merger transaction in which the consideration to be received by the Company or its shareholders consists in part of consideration other than cash, the holder of this Warrant shall have the right thereafter to purchase, by exercise of this Warrant and payment of the aggregate Exercise Price in effect immediately prior to such action, the kind and amount of shares and other securities and property which it would have owned or have been entitled to receive after the happening of such transaction had this Warrant been exercised immediately prior thereto.

                  12. ADJUSTMENTS OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following:

                  In case the Company shall (i) declare or pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the holder of this Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the holder of this Warrant shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per such Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                  13. VOLUNTARY ADJUSTMENT BY THE COMPANY. The Company may at any time during the term of this Warrant, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

                  14. NOTICE OF ADJUSTMENT. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the holder of this Warrant notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

                  15. AUTHORIZED SHARES. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action within its control as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the NASDAQ Small Cap Stock Market or any domestic securities exchange upon which the Common Stock may be listed.

                  16. "PIGGY-BACK" REGISTRATION. In addition to the terms of the Registration Rights Agreement of even date herewith, and to the extent the Warrant Shares are not previously registered pursuant to the Registration Rights Agreement, the Company agrees that the Warrant Shares shall be included in the Registration Statement to be filed by the Company pursuant to the Agreement and the aforementioned Registration Rights Agreement. In addition to the aforementioned, and the terms of the Registration Rights Agreement, the Holders of this Warrant shall have the right to include all Warrant Shares as part of any registration of securities filed by the Company (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Act or pursuant to Form S-8) and must be notified in writing of such filing; PROVIDED, HOWEVER, that the holder of this Warrant agrees it shall not have any piggy-back registration rights pursuant to this Warrant if the Warrant Shares may be sold in the United States pursuant to the provisions of Rule 144 without limitation. The Holder shall have five (5) business days after receipt of the aforementioned notice form the Company to notify the Company in writing as to whether the Company is to include Holder or not include Holder as part of the registration; PROVIDED, HOWEVER, that if any registration pursuant to this Section shall be underwritten, in whole or in part, the Company may require that the Registrable Securities requested for inclusion pursuant to this Section be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If in the good faith judgment of the underwriter evidenced in writing of such offering only a limited number of Registrable Securities should be included in such offering, or no such shares should be included, the Holder, and all other selling stockholders, shall be limited to registering such proportion of their respective shares as shall equal the proportion that the number of shares of selling stockholders permitted to be registered by the underwriter in such offering bears to the total number of all shares then held by all selling stockholders desiring to participate in such offering. Those Registrable Securities which are excluded from an underwritten offering pursuant to the foregoing provisions of this Section (and all other Registrable Securities held by the selling stockholders) shall be withheld from the market by the Holders thereof for a period, not to exceed ninety (90) days, which the underwriter may reasonably determine is necessary in order to effect such underwritten offering. All registration expenses incurred by the Company in complying with this Warrant shall be paid by the Company, exclusive of underwriting discounts, commissions and legal fees and expenses for counsel to the holders of the Warrants.

                  17.      MISCELLANEOUS.

                  (a) ISSUE DATE; JURISDICTION. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of Florida without regard to its conflict of law, principles or rules. This Warrant will be construed and enforced in accordance with and governed by the laws of the state of Florida, except for matters arising under the Securities Act, without reference to principles of conflicts of law. Each of the parties consents to the jurisdiction of the State of Florida in connection with any dispute arising under this Warrant and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON CONVENIENS, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Warrant obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any state or country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Warrant irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

                  (b) RESTRICTIONS. The holder hereof acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, or if no exemption from registration exists, will have restrictions upon resale imposed by state and federal securities laws. Each certificate representing the Warrant Shares (if not registered, or if no exemption from registration exists) issued to the Holder upon exercise will bear the following legend:

                  "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISITERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION".

                  (c) MODIFICATION AND WAIVER. This Warrant and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

                  (d) NOTICES. Any notice, request or other document required or permitted to be given or delivered to the holders hereof by the Company shall be delivered or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address set forth in the Agreement.



                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.


Dated:  July 23, 1998

                                     MEDICAL INDUSTRIES OF AMERICA, INC.


                                     By: /s/ PAUL C. PERSHES
                                         Name:  Paul C. Pershes, President
                                         Title: President

                                   EXHIBIT 4.7


THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAW. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ASSIGNED OR OTHERWISE DISPOSED OF, AND NO TRANSFER OF THE SECURITIES WILL BE MADE BY THE COMPANY OR ITS TRANSFER AGENT IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


                       MEDICAL INDUSTRIES OF AMERICA, INC.

                          COMMON STOCK PURCHASE WARRANT

MEDICAL INDUSTRIES OF AMERICA, INC., a Florida corporation (the "Company"), hereby agrees that, for value received, SANDS BROTHERS & CO., LTD., or its assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 4:30 p.m., Florida time, on September 30, 2003 five hundred thousand (500,000) shares of the common stock of the Company, at an exercise price of $0.625 per share, subject to adjustment as provided herein.

1. EXERCISE OF WARRANT. The purchase rights granted by this Warrant shall be exercised (in minimum quantities of 100 shares) by the holder surrendering this Warrant with the form of exercise document attached hereto duly executed by such holder, to the Company at its principal office, accompanied by a check payable to the order of the Company for the purchase price payable in respect of the shares being purchased. If less than all of the shares purchasable hereunder are purchased, the Company will, upon such exercise, execute and deliver to the holder hereof a new Warrant (dated the date hereof) evidencing the number of shares not so purchased. As soon as practicable after the exercise of this Warrant and payment of the purchase price, the Company will cause to be issued in the name of and delivered to the holder hereof, or as such holder may direct, a certificate or certificates representing the shares purchased upon such exercise. The Company may require that such certificate or certificates contain on the face thereof a legend substantially as follows:

         "The transfer of the shares represented by this certificate is restricted pursuant to the terms of a Common Stock Purchase Warrant dated September 30, 1998 issued by Medical Industries of America, Inc., a copy of which is available for inspection at the offices of Medical Industries of America, Inc. Transfer may not be made except in accordance with the terms of the Common Stock Purchase Warrant. In addition, no sale, offer to sell or transfer of the shares represented by this certificate shall be made unless a Registration Statement under the Securities Act of 1933, as amended (the "Act"), with respect to such shares is then in effect or an exemption from the registration requirements of the Act is then in fact applicable to such shares."

2. NEGOTIABILITY AND TRANSFER. This Warrant is issued upon the following terms, to which each holder hereof consents and agrees:

         (a) Until this Warrant is duly transferred on the books of the Company, the Company may treat the registered holder of this Warrant as the absolute owner hereof for all purposes without being affected by any notice to the contrary.

         (b) Each successive holder of this Warrant, or of any portion of the rights represented thereby, shall be bound by the terms and conditions set forth herein.

3. ANTI-DILUTION ADJUSTMENTS. If the Company shall at any time hereafter subdivide or combine its outstanding shares of common stock, or declare a dividend payable in common stock, the exercise price hereof in effect immediately prior to the subdivision, combination or record date for such dividend payable in common stock shall forthwith be proportionately increased, in the case of combination, or proportionately decreased, in the case of subdivision or declaration of a dividend payable in common stock, and the number of shares purchasable upon exercise of this Warrant immediately preceding such event shall be changed to the number determined by dividing the then current exercise price by the exercise price as adjusted after such subdivision, combination or dividend payable in common stock and against the number of shares purchasable upon the exercise of this Warrant immediately preceding such event, so as to achieve an exercise price and number of shares purchasable after such event proportional to such exercise price and number of shares purchasable immediately preceding such event.

No fractional shares are to be issued upon the exercise of the Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a share which would otherwise be issuable in an amount equal to the same fraction of the market price per share of common stock on the day of exercise as determined in good faith by the Company.

In case of any capital reorganization or any reclassification of the common stock of the Company, or in the case of any consolidation with or merger of the Company into or with another entity or the sale of all or substantially all of its assets to another entity, which is effected in such a manner that the holders of common stock shall be entitled to receive stock, securities or assets with respect to or in exchange for common stock, then, as a part of such reorganization, reclassification, consolidation, merger or sale, as the case may be, lawful provision shall be made so that the holder of the Warrant shall have the right thereafter to receive, upon the exercise hereof, the kind and amount of shares of stock or other securities or property which the holder would have been entitled to receive if, immediately prior to such reorganization, reclassification, consolidation, merger or sale, the holder had held the number of shares which were then purchasable upon the exercise of the Warrant. In any such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the holder of the Warrant, to the end that the provisions set forth herein (including provisions with respect to adjustments of the exercise price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of the Warrant.

When any adjustment is required to be made in the exercise price, initial or adjusted, the Company shall forthwith determine the new exercise price, and (a) prepare and retain on file a statement describing in reasonable detail the method used in arriving at the new exercise price, and (b) cause a copy of such statement to be mailed to the holder of the Warrant as of a date within ten (10) days after the date when the circumstances giving rise to the adjustment occurred.

4. REGISTRATION RIGHTS. Prior to making any disposition of the Warrant or of any shares purchased upon exercise of the Warrant, the holder will give written notice to the Company describing briefly the manner of any such proposed disposition. The holder will not make any such disposition until (i) the Company has notified him that, in the opinion of its counsel, registration under the Act is not required with respect to such disposition, or (ii) a Registration Statement covering the proposed distribution has been filed by the Company and has become effective. The Company agrees that, upon receipt of written notice from the holder hereof with respect to such proposed distribution, it will use its best efforts, in consultation with the holder's counsel, to ascertain as promptly as possible whether or not registration is required, and will advise the holder promptly with respect thereto, and the holder will cooperate in providing the Company with information necessary to make such determination.

If, at any time prior to the expiration of three (3) years from the date hereof, the Company shall propose to file any Registration Statement (other than on Forms S-4, S-8 or any other similarly inappropriate form of Registration Statement) under the Act covering a public offering of the Company's securities, it will notify the holder hereof at least thirty (30) days prior to each such filing and will include in the Registration Statement (to the extent permitted by applicable regulation), the shares purchased by the holder or purchasable by the holder upon the exercise of the Warrant to the extent requested by the holder hereof. Notwithstanding the foregoing, the number of shares of the holder of the Warrant proposed to be registered thereby shall be reduced pro rata with any other selling shareholder (other than the Company) upon the reasonable request of the managing underwriter of such offering. If the Registration Statement filed pursuant to such thirty (30) day notice has not become effective within six (6) months following the date such notice is given to the holder hereof, the Company must again notify such holder in the manner provided above.

At any time prior to the expiration of five (5) years from the date hereof, and provided that a registration statement on Form S-3 (or its equivalent) is then available to the Company, and on a one-time basis only, if the holder of the Warrant and/or the shares acquired upon exercise of the Warrant requests the registration of the shares on Form S-3 (or its equivalent), the Company shall promptly thereafter use its best efforts to effect the registration under the Act of all such shares which such holder requests in writing to be so registered, and in a manner corresponding to the methods of distribution described in such holder's request.

All expenses of any such registrations referred to in this Section 4 shall be borne by the Company.

Upon effectiveness of a Registration Statement which includes common stock purchased or purchasable upon the exercise of this Warrant in accordance with a valid demand under this Section 4, the rights under this Warrant of the holders to make another such demand shall terminate. Each purchaser or transferee of a portion of this Warrant is responsible to determine whether his or her demand rights under this paragraph have been terminated by such an exercise. Any Warrants issued upon transfers subsequent to such an exercise shall have all of the demand registration provisions under this Section 4 deleted.

The Company will mail to each record holder, at the last known post office address, written notice of any exercise of the rights granted under this paragraph 4, by certified or registered mail, return receipt requested, and each holder shall have twenty (20) days from the date of deposit of such notice in the U.S. Mail to notify the Company in writing whether such holder wishes to join in such exercise.

The Company will furnish the holder hereof with a reasonable number of copies of any prospectus included in such filings and will amend or supplement the same as required during the period of required use thereof. The Company will maintain, at its expense, the effectiveness of any Registration Statement filed by the Company, whether or not at the request of the holder hereof, for at least six
(6) months following the effective date thereof.

In the case of the filing of any Registration Statement, and to the extent permissible under the Act and controlling precedent thereunder, the Company and the holder hereof shall provide cross indemnification agreements to each other in customary scope covering the accuracy and completeness of the information furnished by each.

The holder of the Warrant agrees to cooperate with the Company in the preparation and filing of any such Registration Statement, and in the furnishing of information concerning the holder for inclusion therein, or in any efforts by the Company to establish that the proposed sale is exempt under the Act as to any proposed distribution.

5. NOTICES. The Company shall mail to the registered holder of the Warrant, at his or her last known post office address appearing on the books of the Company, not less than fifteen (15) days prior to the date on which (a) a record will be taken for the purpose of determining the holders of common stock entitled to dividends (other than cash dividends) or subscription rights, or (b) a record will be taken (or in lieu thereof, the transfer books will be closed) for the purpose of determining the holders of common stock entitled to notice of and to vote at a meeting of shareholders at which any capital reorganization, reclassification of common stock, consolidation, merger, dissolution, liquidation, winding up or sale of substantially all of the Company's assets shall be considered and acted upon.

6. RESERVATION OF COMMON STOCK. A number of shares of common stock sufficient to provide for the exercise of the Warrant and the shares of common stock included therein upon the basis herein set forth shall at all times be reserved for the exercise hereof.

7. MISCELLANEOUS. Whenever reference is made herein to the issue or sale of shares of common stock, the terms "common stock" or "shares" shall include any stock of any class of the Company other than preferred stock that has a fixed limit on dividends and a fixed amount payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company.

The Company will not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act or deed, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company, but will, at all times in good faith, assist, insofar as it is able, in the carrying out of all provisions hereof and in the taking of all other action which may be necessary in order to protect the rights of the holder hereof against dilution.

Upon written request of the holder of this Warrant, the Company will promptly provide such holder with a then current written list of the names and addresses of all holders of warrants originally issued under the terms of, and concurrent with, this Warrant.

The representations, warranties and agreements herein contained shall survive the exercise of this Warrant. References to the "holder of" include the immediate holder of shares purchased on the exercise of this Warrant, and the word "holder" shall include the plural thereof. This Warrant shall be interpreted under the laws of the State of Florida.

All shares or other securities issued upon the exercise of the Warrant shall be validly issued, fully paid and non-assessable, and the Company will pay all taxes in respect of the issuer hereof.

Notwithstanding anything contained herein to the contrary, the holder of this Warrant shall not be deemed a shareholder of the Company for any purpose whatsoever until and unless this Warrant is duly exercised or converted.

IN WITNESS WHEREOF, this Warrant has been duly executed by Medical Industries of America, as of the 30th day of September 1998.


                                    MEDICAL INDUSTRIES OF AMERICA, INC.


                                    By: /s/ MICHAEL F. MORRELL
                                        Name: MICHAEL F. MORRELL
                                        Title: CEO

                                   EXHIBIT 4.8

                  THE REGISTERED HOLDER OF THIS WARRANT, BY ITS
                    ACEPTANCE HEREOF, AGREES THAT IT WILL NOT
                      SELL, TRANSFER OR ASSIGN THIS WARRANT
                           EXCEPT AS HEREIN PROVIDED.

              VOID AFTER 5:00 P.M. EASTERN TIME, NOVEMBER 30, 2002

                                     WARRANT

                               FOR THE PURCHASE OF

                         150,000 SHARES OF COMMON STOCK

                                       OF

                       MEDICAL INDUSTRIES OF AMERICA, INC.


1.       WARRANT.

         THIS CERTIFIES THAT, in consideration of $10.00 and other good and valuable consideration, duly paid by or on behalf of Southeast Research Partners, Inc. ("Holder"), as registered owner of this Warrant, to Medical Industries of America, Inc. ("Company"), Holder is entitled, at any time or from time to time at or after December 1, 1998 ("Commencement Date"), and at or before 5:00 p.m., Eastern Time November 30, 2002 ("Expiration Date"), but not thereafter, to subscribe for, purchase and receive, in whole or in part, up to One Hundred Fifty Thousand (150,000) shares of Common Stock of the Company, without par value ("Common Stock"). If the Expiration Date is a day on which banking institutions are authorized by law to close, then this Warrant may be exercised on the next succeeding day which is not such a day in accordance with the terms herein. During the period ending on the Expiration Date, the Company agrees not to take any action that would terminate the Warrant. This Warrant is initially exercisable at $2.00 per share of Common Stock purchased; provided, however, that upon the occurrence of any of the events specified in Section 6 hereof, the rights granted by this Warrant, including the exercise price and the number of shares of Common Stock to be received upon such exercise, shall be adjusted as therein specified. The term "Exercise Price" shall mean the initial exercise price or the adjusted exercise price, depending on the context, of a share of Common Stock. The term "Securities" shall mean the shares of Common Stock issuable upon exercise of this Warrant.

2.       EXERCISE.

         2.1 EXERCISE FORM. In order to exercise this Warrant, the exercise form attached hereto must be duly executed and completed and delivered to the Company, together with this Warrant and payment of the Exercise Price for the Securities being purchased. If the subscription rights represented hereby shall not be exercised at or before 5:00 p.m., Eastern time, on the Expiration Date, this Warrant shall become and be void without further force or effect, and all rights represented hereby shall cease and expire.

         2.2 LEGEND. Each certificate for Securities purchased under this Warrant shall bear a legend as follows, unless such Securities have been registered under the Securities Act of 1933, as amended ("Act"):

         "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended ("Act") or applicable state law. The securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act and applicable state law."

         2.3      INTENTIONALLY OMITTED

3.       TRANSFER.

         3.1 GENERAL RESTRICTIONS. The registered Holder of this Warrant, by its acceptance hereof, agrees that it will not sell, transfer or assign or hypothecate this Warrant to anyone except upon compliance with, or pursuant to exemptions from, applicable securities laws. In order to make any permitted assignment, the Holder must deliver to the Company the assignment form attached hereto duly executed and completed, together with this Warrant and payment of all transfer taxes, if any, payable in connection therewith. The Company shall immediately transfer this Warrant on the books of the Company and shall execute and deliver a new Warrant or Warrants of like tenor to the appropriate assignee(s) expressly evidencing the right to purchase the aggregate number of shares of Common Stock purchasable hereunder or such portion of such number as shall be contemplated by any such assignment.

         3.2 RESTRICTIONS IMPOSED BY THE SECURITIES ACT. This Warrant and the Securities underlying this Warrant shall not be transferred unless and until (i) the Company has received the opinion of counsel for the Holder that such securities may be sold pursuant to an exemption from registration under the Act, and applicable state law, the availability of which is established to the reasonable satisfaction of the Company, or (ii) a registration statement relating to such Securities has been filed by the Company and declared effective by the Securities and Exchange Commission and compliance with applicable state law.

4.       NEW WARRANTS TO BE ISSUED.

         4.1 PARTIAL EXERCISE OR TRANSFER. Subject to the restrictions in
Section 3 hereof, this Warrant may be exercised or assigned in whole or in part. In the event of the exercise or assignment hereof in part only, upon surrender of this Warrant for cancellation, together with the duly executed exercise or assignment form and funds sufficient to pay any Exercise Price and/or transfer tax, the Company shall cause to be delivered to the Holder without charge a new Warrant of like tenor to this Warrant in the name of the Holder evidencing the right of the Holder to purchase the aggregate number of shares of Common Stock and Warrants purchasable hereunder as to which this Warrant has not been exercised or assigned.

         4.2 LOST CERTIFICATE. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and of reasonably satisfactory indemnification, the Company shall execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered as a result of such loss, theft, mutilation or destruction shall constitute a substitute contractual obligation on the part of the Company.

5.       REGISTRATION RIGHTS.

         5.1      "PIGGY-BACK" REGISTRATION.

                  5.1.1 GRANT OF RIGHT. The Holders of this Warrant shall have the right for a period of seven years from the Commencement Date to include all or any part of this Warrant and the shares of Common Stock underlying this Warrant (collectively, the "Registrable Securities") as part of any registration of securities filed by the Company (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Act or pursuant to Form S-8 or any equivalent form); provided, however, that if, in the written opinion of the Company's managing underwriter or underwriters, if any, for such offering (the "Underwriter"), the inclusion of the Registrable Securities, when added to the securities being registered by the Company or the selling stockholder(s), will exceed the maximum amount of the Company's securities which can be marketed (i) at a price reasonably related to their then current market value, or (ii) without materially and adversely affecting the entire offering, the Company shall nevertheless register all or any portion of the Registrable Securities required to be so registered but such Registrable Securities shall not be sold by the Holders until 90 days after the registration statement for such offering has become effective; and provided further that, if any securities are registered for sale on behalf of other stockholders in such offering and such stockholders have not agreed to defer such sale until the expiration of such 90 day period, the number of securities to be sold by all stockholders in such public offering during such 90 day period shall be apportioned pro rata among all such selling stockholders, including all holders of the Registrable Securities, according to the total amount of securities of the Company proposed to be sold by said selling stockholders, including all holders of the Registrable Securities.

                  5.1.2 TERMS. The Company shall bear all fees and expenses attendant to registering the Registrable Securities, including any filing fees payable to the National Association of Securities Dealers, Inc., but the Holders shall pay any and all underwriting commissions and the expenses of any legal counsel selected by the Holders to represent them in connection with the sale of the Registrable Securities. In the event of such a proposed registration, the Company shall furnish the then Holders of outstanding Registrable Securities with not less than thirty days written notice prior to the proposed date of filing of such registration statement. Such notice to the Holders shall continue to be given for each registration statement filed by the Company until such time as all of the Registrable Securities have been sold by the Holder. The holders of the Registrable Securities shall exercise the "piggy-back" rights provided for herein by giving written notice, within twenty days of the receipt of the Company's notice of its intention to file a registration statement. The Company shall cause any registration statement filed pursuant to the above "piggyback" rights to remain effective until all Registrable Securities thereunder have been sold, or are freely saleable, without restriction, under an exemption from the registration requirements. Nothing contained in this Warrant shall be construed as requiring any Holder to exercise this Warrant or any part thereof prior to the initial filing of any registration statement or the effectiveness thereof.

         5.2      GENERAL TERMS

                  5.2.1    INDEMNIFICATION.

                           (a) The Company shall indemnify the Holder(s) of the
Registrable Securities to be sold pursuant to any registration statement hereunder and any underwriter or person deemed to be an underwriter under the Act and each person, if any, who controls such Holders or underwriters or persons deemed to be underwriters within the meaning of Section 15 of the Act or
Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), against all loss, claim, damage, expense or liability (including all reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such registration statement. The Holder(s) of the Registrable Securities to be sold pursuant to such registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, against all loss, claim, damage, expense or liability (including all reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such Holders, in writing, for specific inclusion in such registration statement.

                           (b) If any action is brought against a party hereto,
("Indemnified Party") in respect of which indemnity may be sought against the other party ("Indemnifying Party"), such Indemnified Party shall promptly notify Indemnifying Party in writing of the institution of such action and Indemnifying Party shall assume the defense of such action, including the employment and fees of counsel reasonably satisfactory to the Indemnified Party. Such Indemnified Party shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the employment of such counsel shall have been authorized in writing by Indemnifying Party in connection with the defense of such action, or (ii) Indemnifying Party shall not have employed counsel to defend such action, or (iii) such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which may result in a conflict between the Indemnified Party and Indemnifying Party (in which case Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which events, the reasonable fees and expenses of not more than one additional firm of attorneys designated in writing by the Indemnified Party shall be borne by Indemnifying Party. Notwithstanding anything to the contrary contained herein, if Indemnified Party shall assume the defense of such action as provided above, Indemnifying Party shall not be liable for any settlement of any such action effected without its written consent.

                           (c) If the indemnification or reimbursement provided
for hereunder is finally judicially determined by a court of competent jurisdiction to be unavailable to an Indemnified Party (other than as a consequence of a final judicial determination of willful misconduct, bad faith or gross negligence of such Indemnified Party), then Indemnifying Party agrees, in lieu of indemnifying such Indemnified Party, to contribute to the amount paid or payable by such Indemnified Party (i) in such proportion as is appropriate to reflect the relative benefits received, or sought to be received, by Indemnifying Party on the one hand and by such Indemnified Party on the other or
(ii) if (but only if) the allocation provided in clause (i) of this sentence is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in such clause (i) but also the relative fault of Indemnifying Party and of such Indemnified Party; provided, however, that in no event shall the aggregate amount contributed by a Holder exceed the profit, if any, earned by such Holder as a result of the exercise by him of the Warrants and the sale by him of the underlying shares of Common Stock.

                           (d) The rights accorded to Indemnified Parties
hereunder shall be in addition to any rights that any Indemnified Party may have at common law, by separate agreement or otherwise.

                  5.2.2 EXERCISE OF WARRANTS. Nothing contained in this Warrant shall be construed as requiring the Holder(s) to exercise their Warrants prior to or after the initial filing of any registration statement or the effectiveness thereof.

                  5.2.3 DOCUMENTS DELIVERED TO HOLDERS. The Company shall furnish to each Holder participating in any of the foregoing offerings and to each Underwriter of any such offering, if any, a signed counterpart, addressed to such Holder or Underwriter, of (i) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under any underwriting agreement related thereto), and (ii) a "cold comfort" letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities. The Company shall also deliver promptly to each Holder participating in the offering requesting the correspondence and memoranda described below and to the managing underwriter copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement and permit each Holder and underwriter to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of the National Association of Securities Dealers, Inc. Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as any such Holder shall reasonably request.

6.       ADJUSTMENTS

         6.1 ADJUSTMENTS TO EXERCISE PRICE AND NUMBER OF SECURITIES. The Exercise Price and the number of shares of Common Stock underlying this Warrant shall be subject to adjustment from time to time as hereinafter set forth:

                  6.1.1 STOCK DIVIDENDS - RECAPITALIZATION, RECLASSIFICATION, SPLIT-UPS. If, after the date hereof, and subject to the provisions of Section
6.2 below, the number of outstanding shares of Common Stock is increased by a stock dividend on the Common Stock payable in shares of Common Stock or by a split-up, recapitalization or reclassification of shares of Common Stock or other similar event, then, on the effective date thereof, the number of shares of Common Stock issuable on exercise of this Warrant shall be increased in proportion to such increase in outstanding shares.

                  6.1.2 AGGREGATION OF SHARES. If after the date hereof, and subject to the provisions of Section 6.3, the number of outstanding shares of Common Stock is decreased by a consolidation, combination or reclassification of shares of Common Stock or other similar event, then, upon the effective date thereof, the number of shares of Common Stock issuable on exercise of this Warrant shall be decreased in proportion to such decrease in outstanding shares.

                  6.1.3 ADJUSTMENTS IN EXERCISE PRICE. Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted, as provided in this Section 6.1, the Exercise Price shall be adjusted (to the nearest cent) by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of this Warrant immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

                  6.1.4 REPLACEMENT OF SECURITIES UPON REORGANIZATION, ETC. In case of any reclassification or reorganization of the outstanding shares of Common Stock other than a change covered by Section 6.1.1 hereof or which solely affects the par value of such shares of Common Stock, or in the case of any merger or consolidation of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or reorganization of the outstanding shares of Common Stock), or in the case of any sale or conveyance to another corporation or entity of the property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the Holder of this Warrant shall have the right thereafter (until the expiration of the right of exercise of this Warrant) to receive upon the exercise hereof, for the same aggregate Exercise Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or other transfer, by a Holder of the number of shares of Common Stock of the Company obtainable upon exercise of this Warrant immediately prior to such event; and if any reclassification also results in a change in shares of Common Stock covered by Sections 6.1.1 or 6.1.2, then such adjustment shall be made pursuant to Sections 6.1.1, 6.1.2, 6.1.3 and this Section 6.1.4. The provisions of this Section 6.1.4 shall similarly apply to successive reclassifications, reorganizations, mergers or consolidations, sales or other transfers.

                  6.1.5 CHANGES IN FORM OF WARRANT. This form of Warrant need not be changed because of any change pursuant to this Section, and Warrants issued after such change may state the same Exercise Price and the same number of shares of Common Stock and Warrants as are stated in the Warrants initially issued pursuant to this Agreement. The acceptance by any Holder of the issuance of new Warrants reflecting a required or permissive change shall not be deemed to waive any rights to a prior adjustment or the computation thereof.

         6.2 ELIMINATION OF FRACTIONAL INTERESTS. The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of this Warrant, nor shall it be required to issue scrip or pay cash in lieu of any fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock or other securities, properties or rights.

7. RESERVATION AND LISTING. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon exercise of this Warrant, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable and not subject to preemptive rights of any stockholder. As long as the Warrants shall be outstanding, the Company shall use its best efforts to cause all shares of Common Stock issuable upon exercise of the Warrants to be listed (subject to official notice of issuance) on all securities exchanges (or, if applicable on Nasdaq) on which the Common Stock is then listed and/or quoted.

8.       CERTAIN NOTICE REQUIREMENTS.

         8.1 HOLDER'S RIGHT TO RECEIVE NOTICE. Nothing herein shall be construed as conferring upon the Holders the right to vote or consent or to receive notice as a stockholder for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the events described in Section 8.2 shall occur, then, in one or more of said events, the Company shall give written notice of such event at least fifteen days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, conversion or exchange of securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of the closing of the transfer books, as the case may be.

         8.2 EVENTS REQUIRING NOTICE. The Company shall be required to give the notice described in this Section 8 upon one or more of the following events: (i) if the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution, or (ii) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor, or (iii) a merger or reorganization in which the Company is not the surviving party, or (iv) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business shall be proposed.

         8.3 NOTICE OF CHANGE IN EXERCISE PRICE. The Company shall, promptly after an event requiring a change in the Exercise Price pursuant to Section 6 hereof, send notice to the Holders of such event and change ("Price Notice"). The Price Notice shall describe the event causing the change and the method of calculating same and shall be certified as being true and accurate by the Company's President and Chief Financial Officer.

         8.4 TRANSMITTAL OF NOTICES. All notices, requests, consents and other communications under this Warrant shall be in writing and shall be deemed to have been duly made on the date of delivery if delivered personally or sent by overnight courier, with acknowledgment of receipt by the party to which notice is given, or on the fifth day after mailing if mailed to the party to whom notice is to be given, by registered or certified mail, or overnight private mail courier, return receipt requested, postage prepaid and properly addressed as follows: (i) if to the registered Holder of this Warrant, to the address of such Holder as shown on the books of the Company, or (ii) if to the Company, to its principal executive office.

9.       MISCELLANEOUS.

         9.1 HEADINGS. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Warrant.

         9.2 ENTIRE AGREEMENT. This Warrant (together with the other agreements and documents being delivered pursuant to or in connection with this Warrant) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

         9.3 BINDING EFFECT. This Warrant shall inure solely to the benefit of and shall be binding upon, the Holder and the Company and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Warrant or any provisions herein contained.

         9.4 GOVERNING LAW; SUBMISSION TO JURISDICTION. This Warrant shall be governed by and construed and enforced in accordance with the law of the State of New York, without giving effect to conflict of laws. The Company hereby agrees that any action, proceeding or claim against it arising out of, or relating in any way to this Warrant shall be brought and enforced in the courts of the State of New York or of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 8 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim. The Company agrees that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys' fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

         9.5 WAIVER, ETC. The failure of the Company or the Holder to at any time enforce any of the provisions of this Warrant shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Warrant or any provision hereof or the right of the Company or any Holder to thereafter enforce each and every provision of this Warrant. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Warrant shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the 1st day of December, 1997.


                                          Medical Industries of America, Inc.


                                           By: /s/ PAUL C. PERSHES
                                               Name: Paul C. Pershes
                                               Title: President

                                   EXHIBIT 4.9


THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY OTHER APPLICABLE STATE SECURITIES LAWS AND HAS BEEN ISSUED IN RELIANCE UPON REGULATION D PROMULGATED UNDER THE SECURITIES ACT. THIS WARRANT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE WARRANT IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

THIS WARRANT MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS, OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT AND UNDER PROVISIONS OF APPLICABLE STATE SECURITIES LAWS.

NO. 2

                          COMMON STOCK PURCHASE WARRANT

                  To Purchase 50,010 Shares of Common Stock of

                       MEDICAL INDUSTRIES OF AMERICA, INC.

                  THIS CERTIFIES that, for value received, DOMINION CAPITAL FUND, LTD. (the "Investor"), is entitled, upon the terms and subject to the conditions hereinafter set forth, from July 30, 1998 (the "Issuance Date"), on or prior to July 29, 2001 (the "Termination Date") but not thereafter, to subscribe for and purchase from MEDICAL INDUSTRIES OF AMERICA, INC., a corporation incorporated in the State of Florida (the "Company"), Fifty Thousand Ten (50,010) shares (the "Warrant Shares") of Common Stock, no par value per share of the Company (the "Common Stock"). The purchase price of one share of Common Stock (the "Exercise Price") under this Warrant shall be US$2.50. The Exercise Price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. This Warrant is being issued in connection with the 6% Convertible Debenture Subscription Agreement dated on or about July 30, 1998 (the "Agreement"), and is subject to its terms and conditions. In the event of any conflict between the terms of this Warrant and the Agreement, the Agreement shall control.

                  1. TITLE OF WARRANT. Prior to the expiration hereof and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

                  2. AUTHORIZATION OF SHARES. The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

                  3. EXERCISE OF WARRANT. Exercise of the purchase rights represented by this Warrant may be made at any time after the Issuance Date and before the close of business on the Termination Date, or such earlier date on which this Warrant may terminate as provided in this Warrant, by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased; whereupon the holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. Certificates for Warrant Shares purchased hereunder shall be delivered to the holder hereof within three (3) business days after the date on which this Warrant shall have been exercised as aforesaid. Payment of the Exercise Price of the shares may be by certified check or cashier's check or by wire transfer to an account designated by the Company in an amount equal to the Exercise Price multiplied by the number of Warrant Shares.

                  4. NO FRACTIONAL SHARES OR SCRIP/RESTRICTIONS ON EXERCISE. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.

                  5. CHARGES, TAXES AND EXPENSES. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof; and provided further, that upon any transfer involved in the issuance or delivery of any certificates for shares of Common Stock, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

                  6. CLOSING OF BOOKS. The Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Warrant for a period of time in excess of five (5) trading days per year.

                  7. NO RIGHTS AS SHAREHOLDER UNTIL EXERCISE. This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise thereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

                  8. ASSIGNMENT AND TRANSFER OF WARRANT. Subject to compliance with applicable law, this Warrant may be assigned by the surrender of this Warrant and the Assignment Form annexed hereto duly executed at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company).

                  9. LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT. The Company represents and warrants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant certificate or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

                  10. SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

                  11. EFFECT OF CERTAIN EVENTS. If at any time the Company proposes (i) to sell or otherwise convey all or substantially all of its assets or (ii) to effect a transaction (by merger or otherwise) in which more than 50% of the voting power of the Company is disposed of (collectively, a "Sale or Merger Transaction"), in which the consideration to be received by the Company or its shareholders consists solely of cash, or in case the Company shall at any time effect a sale or merger transaction in which the consideration to be received by the Company or its shareholders consists in part of consideration other than cash, the holder of this Warrant shall have the right thereafter to purchase, by exercise of this Warrant and payment of the aggregate Exercise Price in effect immediately prior to such action, the kind and amount of shares and other securities and property which it would have owned or have been entitled to receive after the happening of such transaction had this Warrant been exercised immediately prior thereto.

                  12. ADJUSTMENTS OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following:

                  In case the Company shall (i) declare or pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the holder of this Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the holder of this Warrant shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per such Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                  13. VOLUNTARY ADJUSTMENT BY THE COMPANY. The Company may at any time during the term of this Warrant, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

                  14. NOTICE OF ADJUSTMENT. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the holder of this Warrant notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

                  15. AUTHORIZED SHARES. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action within its control as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the NASDAQ Small Cap Stock Market or any domestic securities exchange upon which the Common Stock may be listed.

                  16. "PIGGY-BACK" REGISTRATION. In addition to the terms of the Registration Rights Agreement of even date herewith, and to the extent the Warrant Shares are not previously registered pursuant to the Registration Rights Agreement, the Company agrees that the Warrant Shares shall be included in the Registration Statement to be filed by the Company pursuant to the Agreement and the aforementioned Registration Rights Agreement. In addition to the aforementioned, and the terms of the Registration Rights Agreement, the Holders of this Warrant shall have the right to include all Warrant Shares as part of any registration of securities filed by the Company (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Act or pursuant to Form S-8) and must be notified in writing of such filing; PROVIDED, HOWEVER, that the holder of this Warrant agrees it shall not have any piggy-back registration rights pursuant to this Warrant if the Warrant Shares may be sold in the United States pursuant to the provisions of Rule 144 without limitation. The Holder shall have five (5) business days after receipt of the aforementioned notice form the Company to notify the Company in writing as to whether the Company is to include Holder or not include Holder as part of the registration; PROVIDED, HOWEVER, that if any registration pursuant to this Section shall be underwritten, in whole or in part, the Company may require that the Registrable Securities requested for inclusion pursuant to this Section be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If in the good faith judgment of the underwriter evidenced in writing of such offering only a limited number of Registrable Securities should be included in such offering, or no such shares should be included, the Holder, and all other selling stockholders, shall be limited to registering such proportion of their respective shares as shall equal the proportion that the number of shares of selling stockholders permitted to be registered by the underwriter in such offering bears to the total number of all shares then held by all selling stockholders desiring to participate in such offering. Those Registrable Securities which are excluded from an underwritten offering pursuant to the foregoing provisions of this Section (and all other Registrable Securities held by the selling stockholders) shall be withheld from the market by the Holders thereof for a period, not to exceed ninety (90) days, which the underwriter may reasonably determine is necessary in order to effect such underwritten offering. All registration expenses incurred by the Company in complying with this Warrant shall be paid by the Company, exclusive of underwriting discounts, commissions and legal fees and expenses for counsel to the holders of the Warrants.

                  17.      MISCELLANEOUS.

                  (a) ISSUE DATE; JURISDICTION. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of Florida without regard to its conflict of law, principles or rules. This Warrant will be construed and enforced in accordance with and governed by the laws of the state of Florida, except for matters arising under the Securities Act, without reference to principles of conflicts of law. Each of the parties consents to the jurisdiction of the State of Florida in connection with any dispute arising under this Warrant and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON CONVENIENS, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Warrant obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any state or country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Warrant irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

                  (b) RESTRICTIONS. The holder hereof acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, or if no exemption from registration exists, will have restrictions upon resale imposed by state and federal securities laws. Each certificate representing the Warrant Shares (if not registered, or if no exemption from registration exists) issued to the Holder upon exercise will bear the following legend:

                  "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISITERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAW, NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION".

                  (c) MODIFICATION AND WAIVER. This Warrant and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

                  (d) NOTICES. Any notice, request or other document required or permitted to be given or delivered to the holders hereof by the Company shall be delivered or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address set forth in the Agreement.



                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.




Dated:  July 23, 1998


                                       MEDICAL INDUSTRIES OF AMERICA, INC.


                                       By: /s/ PAUL C. PERSHES
                                           Name:  Paul C. Pershes, President
                                           Title: President

                                  EXHIBIT 4.10


                          COMMON STOCK PURCHASE WARRANT

COMMON STOCK PURCHASE WARRANT issued this 8 day of November, 1997 by MEDICAL INDUSTRIES OF AMERICA, INC., a Florida corporation (the "Company"), in favor of Isaac Winehouse (the "Holder").

                                   AGREEMENT:

         1. ISSUANCE OF WARRANT; TERM. For and in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby grants to Holder the right to purchase one hundred twenty five thousand (125,000) shares of the Company's Common Stock, no par value (the "Shares").

         This Warrant shall be exercisable at any time and from time to time beginning on the date hereof, expiring on November 8, 1999.

         2. EXERCISE PRICE. Subject to the terms of paragraph 4(c), the exercise price per share for which all or any of the Shares may be purchased pursuant to the terms of this Warrant is three dollars ($3.00) (the "Exercise Price").

         3. EXERCISE. This Warrant may be exercised by the Holder hereof as to all or in increments of one hundred (100) Shares (or the balance of the Shares if less than such number), upon delivery of written notice of intent to exercise in the form attached hereto as Exhibit "A" to the Company at the following address: 1903 South Congress Avenue, Suite 400, Boynton Beach, Florida 33426 or such other address as the Company shall designate in a written notice to the Holder hereof, together with this Warrant and a check payable to the Company for the aggregate Exercise Price of the Shares so purchased. Upon exercise of this Warrant as aforesaid, the Company shall, as promptly as practicable, and in any event within fifteen (15) days thereafter, execute and deliver to the Holder of this Warrant a certificate or certificates for the total number of whole Shares for which this Warrant is being exercised. If this Warrant shall be exercised with respect to less than all of the Shares, the Holder shall be entitled to receive a new Warrant covering the number of Shares in respect of which this Warrant shall not have been exercised, which new Warrant shall in all other respects be identical to this Warrant. The Company covenants and agrees that it will pay when due any and all state and federal issue taxes which may be payable in respect of the issuance of this Warrant or the issuance of any Shares upon exercise of this Warrant.

         4. COVENANTS AND CONDITIONS. The above provisions are subject to the following:

                  (a) Neither this Warrant nor the Shares have been registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws (the "Blue Sky Laws"). This Warrant has been acquired for investment purposes and not with a view to distribution or resale and may not be pledged, hypothecated, sold, made subject to a security interest, or otherwise transferred without (i) an effective registration statement for such Warrant under the Securities Act and such applicable Blue Sky Laws, or (ii) an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company and its counsel, that registration is not required under the Securities Act or under any applicable Blue Sky Laws. Transfer of the Shares issued upon the exercise of this Warrant shall be restricted in the same manner and to the same extent as the Warrant and the certificates representing such Shares shall bear substantially the following legend:

         THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAW SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, REGISTRATION UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAW IS NOT REQUIRED IN CONNECTION WITH THE PROPOSED TRANSFER.

The Holder agrees to execute such other documents and instruments as counsel for the Company reasonably deems necessary to effect the compliance of the issuance of this Warrant and any Shares issued upon exercise hereof with applicable federal and state securities laws.

                  (b) The Company covenants and agrees that all Shares which may be issued upon exercise of this Warrant will, upon issuance and payment therefor, be legally and validly issued and outstanding, fully paid and nonassessable, free from all taxes, liens, charges and preemptive rights, if any, with respect thereto or to the issuance thereof. The Company shall at all times reserve and keep available for issuance upon the exercise of this Warrant such number of authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of this Warrant.

         5.        ADJUSTMENT UPON CHANGES IN STOCK.

                  (a) If all or any portion of this Warrant shall be exercised subsequent to any stock split, stock dividend, recapitalization, combination of shares of the Company, or other similar event occurring after the date hereof, then the Holder exercising this Warrant shall receive, for the aggregate price paid upon such exercise, the aggregate number and class of shares which such Holder would have received if this Warrant had been exercised immediately prior to such stock split, stock dividend, recapitalization, combination of shares, or other similar event. If any adjustment under this paragraph 5(a) would create a fractional share of common stock or a right to acquire a fractional share of common stock, such fractional share shall be disregarded and the number of shares subject to this Warrant shall be the next higher number of shares, rounding all fractions upward. Whenever there shall be an adjustment pursuant to this paragraph 5(a), the Company shall forthwith notify the Holder of such adjustment, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated.

                  (b) If all or any portion of this Warrant shall be exercised subsequent to any merger, consolidation, exchange of shares, separation, reorganization or liquidation of the Company or other similar event occurring after the date hereof, as a result of which shares of common stock shall be changed into the same or a different number of shares of the same or another class or classes of securities of the Company or another entity, then the Holder exercising this Warrant shall receive, for the aggregate price paid upon such exercise, the aggregate number and class of shares which such Holder would have received if this Warrant had been exercised immediately prior to such merger, consolidation, exchange of shares, separation, reorganization or liquidation, or other similar event. If any adjustment under this paragraph 5(b) would create a fractional share of common stock or a right to acquire a fractional share of common stock, such fractional share shall be disregarded and the number of shares subject to this Warrant shall be the next higher number of Shares, rounding all fractions upward. Whenever there shall be an adjustment pursuant to this paragraph 5(b), the Company shall forthwith notify the Holder of such adjustment, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated.

         6. ADDITIONAL NOTICES TO WARRANT HOLDERS. In addition to any other notice required hereunder, the Company shall provide the Holder with a copy of any notice that the Company is required to provide those persons holding shares of the Company's Common Stock, no par value, on the same date such persons receive such notice.

         7. LOSS, DESTRUCTION, ETC. OF WARRANT. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, and in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation, upon surrender and cancellation of the Warrant, the Company will make and deliver a new Warrant, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant issued under the provisions of this paragraph 7 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company.

         IN WITNESS WHEREOF, the Company has executed this Stock Purchase Warrant as of the date first above written.


                                    MEDICAL INDUSTRIES OF AMERICA, INC.


                                    By: /s/ PAUL C. PERSHES
                                            Paul C. Pershes, President

                                  EXHIBIT 4.11

                          COMMON STOCK PURCHASE WARRANT

COMMON STOCK PURCHASE WARRANT issued this 8 day of November, 1997 by MEDICAL INDUSTRIES OF AMERICA, INC., a Florida corporation (the "Company"), in favor of Sholom Weiss (the "Holder").

                                   AGREEMENT:

      1. ISSUANCE OF WARRANT; TERM. For and in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby grants to Holder the right to purchase one hundred twenty five thousand (125,000) shares of the Company's Common Stock, no par value (the "Shares").

      This Warrant shall be exercisable at any time and from time to time beginning on the date hereof, expiring on November 8, 1999.

      2. EXERCISE PRICE. Subject to the terms of paragraph 4(c), the exercise price per share for which all or any of the Shares may be purchased pursuant to the terms of this Warrant is three dollars ($3.99) (the "Exercise Price").

      3. EXERCISE. This Warrant may be exercised by the Holder hereof as to all or in increments of one hundred (100) Shares (or the balance of the Shares if less than such number), upon delivery of written notice of intent to exercise in the form attached hereto as Exhibit "A" to the Company at the following address:
1903 South Congress Avenue, Suite 400, Boynton Beach, Florida 33426 or such other address as the Company shall designate in a written notice to the Holder hereof, together with this Warrant and a check payable to the Company for the aggregate Exercise Price of the Shares so purchased. Upon exercise of this Warrant as aforesaid, the Company shall, as promptly as practicable, and in any event within fifteen (15) days thereafter, execute and deliver to the Holder of this Warrant a certificate or certificates for the total number of whole Shares for which this Warrant is being exercised. If this Warrant shall be exercised with respect to less than all of the Shares, the Holder shall be entitled to receive a new Warrant covering the number of Shares in respect of which this Warrant shall not have been exercised, which new Warrant shall in all other respects be identical to this Warrant. The Company covenants and agrees that it will pay when due any and all state and federal issue taxes which may be payable in respect to the issuance of this Warrant or the issuance of any Shares upon exercise of this Warrant.

      4. COVENANTS AND CONDITIONS. The above provisions are subject to the following:

            (a) Neither this Warrant nor the Shares have been registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws (the "Blue Sky Laws"). This Warrant has been acquired for investment purposes and not with a view to distribution or resale and may not be pledged, hypothecated, sold, made subject to a security interest, or otherwise transferred without (i) an effective registration statement for such Warrant under the Securities Act and such applicable Blue Sky Laws, or (ii) an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company and its counsel, that registration is not required under the Securities Act or under any applicable Blue Sky Laws. Transfer of the Shares issued upon the exercise of this Warrant shall be restricted in the same manner and to the same extent as the Warrant and the certificates representing such Shares shall bear substantially the following legend:

      THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAW SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, REGISTRATION UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAW IS NOT REQUIRED IN CONNECTION WITH THE PROPOSED TRANSFER.

The Holder agrees to execute such other documents and instruments as counsel for the Company reasonably deems necessary to effect the compliance of the issuance of this Warrant and any Shares issued upon exercise hereof with applicable federal and state securities laws.

            (b) The Company covenants and agrees that all Shares which may be issued upon exercise of this Warrant will, upon issuance and payment therefor, be legally and validly issued and outstanding, fully paid and nonassessable, free from all taxes, liens, charges and preemptive rights, if any, with respect thereto or to the issuance thereof. The Company shall at all times reserve and keep available for issuance upon the exercise of this Warrant such number of authorized but unissued shares of Class B Common Stock as will be sufficient to permit the exercise in full of this Warrant.

      5.     ADJUSTMENT UPON CHANGES IN STOCK.

            (a) If all or any portion of this Warrant shall be exercised subsequent to any stock split, stock dividend, recapitalization, combination of shares of the Company, or other similar event occurring after the date hereof, then the Holder exercising this Warrant shall receive, for the aggregate price paid upon such exercise, the aggregate number and class of shares which such Holder would have received if this Warrant had been exercised immediately prior to such stock split, stock dividend, recapitalization, combination of shares, or other similar event. If any adjustment under this paragraph 5(a) would create a fractional share of common stock or a right to acquire a fractional share of common stock, such fractional share shall be disregarded and the number of shares subject to this Warrant shall be the next higher number of shares, rounding all fractions upward. Whenever there shall be an adjustment pursuant to this paragraph 5(a), the Company shall forthwith notify the Holder of such adjustment, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated.

            (b) If all or any portion of this Warrant shall be exercised subsequent to any merger, consolidation, exchange of shares, separation, reorganization or liquidation of the Company or other similar event occurring after the date hereof, as a result of which shares of common stock shall be changed into the same or a different number of shares of the same or another class or classes of securities of the Company or another entity, then the Holder exercising this Warrant shall receive, for the aggregate price paid upon such exercise, the aggregate number and class of shares which such Holder would have received if this Warrant had been exercised immediately prior to such merger, consolidation, exchange of shares, separation, reorganization or liquidation or other similar event. If any adjustment under this paragraph 5(b) would create a fractional share of common stock or a right to acquire a fractional share of common stock, such fractional share shall be disregarded and the number of shares subject to this Warrant shall be the next higher number of Shares, rounding all fractions upward. Whenever there shall be an adjustment pursuant to this paragraph 6(b), the Company shall forthwith notify the Holder of such adjustment, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated.

      6. ADDITIONAL NOTICES TO WARRANT HOLDERS. In addition to any other notice required hereunder, the Company shall provide the Holder with a copy of any notice that the Company is required to provide those persons holding shares of the Company's Common Stock, no par value, on the same date such persons receive such notice.

      7. LOSS, DESTRUCTION, ETC. OF WARRANT. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, and in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation, upon surrender and cancellation of the Warrant, the Company will make and deliver a new Warrant, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant issued under the provisions of this paragraph 7 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company.

      IN WITNESS WHEREOF, the Company has executed this Stock Purchase Warrant as of the date first above written.

                                 MEDICAL INDUSTRIES OF AMERICA, INC.


                                 By: /S/ PAUL C. PERSHES
                                      Paul C. Pershes, President

                                  EXHIBIT 4.12

                       MEDICAL INDUSTRIES OF AMERICA, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT
                                     AMENDED


      AGREEMENT, dated this 18th day of June, 1997 by Medical Industries of America, Inc. (the "Company") in favor of State Street Securities, Inc. (the "Optionee").

      WHEREAS, pursuant to a Fee Agreement, dated June 18, 1997 (the "Fee Agreement") between the Company and the Optionee, the Company has agreed to issue to the Optionee options to purchase shares of common stock of the Company, as consideration of investment banking services already or to be provided;

      NOW, THEREFORE, the Company, by its execution hereof, and the Optionee, by its acceptance hereof, agree as follows:

      1. The Optionee is granted the option to purchase from the Company, subject to the terms and conditions set forth in this agreement, all or any part of 350,000 shares of the Company's Common Stock, no par value (the "Common Stock") of the Company at the following purchase prices: 100,000 shares at $1.50, 100,000 shares at $2.00, 75,000 shares at $2.50 and 75,000 shares at
$3.50. All of such options to purchase such shares shall be treated as non-qualified stock options.

      2. This option shall be immediately exercisable, in whole or in part. This option shall terminate on December 31, 2002, and any shares not purchased on or before such date may not thereafter be purchased hereunder.

      3. Shares purchased pursuant to this Agreement shall be paid for in full in cash at the time of purchase. Upon receipt of payment the Company shall, without stock transfer tax to the Optionee or other person entitled to exercise the option, deliver to the person exercising the option a certificate or certificated for such shares. It shall be a condition to the performance of the Company's obligation to issue or transfer Common Stock upon exercise of this option that the holder of the option pay, or make provision satisfactory to the Company for the payment of, any taxes (other than stock transfer taxes) which the Company is obligated to collect with respect to the issue or transfer of Common Stock upon exercise.

      4. The Optionee shall have no rights as a stockholder with respect to any shares issuable or transferable upon exercise hereof until the date of exercise and the exercise price is paid. Except as otherwise expressly provided herein, or in the fee agreement mentioned above no adjustment shall be made for dividends or other rights for which the records date is prior to the date such stock certificate is issued.

      5. This option is not transferable or assignable otherwise than as consented to in writing by the Company, except to officers, directors or shareholders of the Company.

      6. The number of shares deliverable upon the exercise thereafter of this option shall be increased proportionately, based on any stock split or dividend, as the case may be, without change in the aggregate purchase price or per share price. All adjustments for the fiscal year shall be made as of the day such action necessitating such adjustment becomes effective.

      7. In case the Company is merged or consolidated with another corporation, or in case the property or stock of the Company is acquired by another corporation, or in the case of a separation, reorganization, or liquidation of the Company, the Board of Directors of the Company, or the Board of Directors of any corporation assuming the obligations of the Company hereunder, shall either
(I) make appropriate provisions for the protection of this option by the substitution on an equitable basis of appropriate stock of the Company, or appropriate stock of the merged, consolidated, or otherwise reorganized corporation, or (II) give written notice to the Optionee that this option must be exercised prior to the later of 60 days after the date of such notice and the effective date of such merger, consolidation or other transaction or this option will be terminated.

      8. The Optionee is entitled to certain piggy-back registration rights with respect to the shares issuable hereunder as well as potential demand registration rights set forth in the Fee Agreement.

      9. The Company shall not be obligated to sell or issue any shares of Common Stock in any manner in contravention of the Securities Act of 1933, as amended, or any federal and state securities laws. The Board of Directors may, at any time, require as a condition to the exercise of this option that the shares issuable upon exercise of this option be acquired for investment purposes only and that the certificate therefore contain a legend restricting transfer.

            The Company represents and warrants that the shares underlying the options received by the Company are duly authorized, fully paid for and non-assessable and said shares shall be legally and validly issued and non-assessable.

      10. All notices hereunder shall be in writing, and if to the Company, shall be delivered personally to the Secretary of the Company or mailed to it's principal office, addressed to the attention of the Secretary, and if to the Optionee, shall be delivered personally to the Secretary of the Optionee or mailed to its principal office, addressed to the attention of the Secretary. Such address may be changed at any time by notice from one party to the other.

      11. This agreement shall bind and inure to the benefit of the parties hereto and the successors and assigns of the Company and the successors of the Optionee.

      12. This Agreement shall be governed and construed in accordance with the laws of the State of Florida, without giving effect to rules governing the conflict of laws.

      IN WITNESS WHEREOF, the Company has executed this Agreement as of the day and year first above written.

                                MEDICAL INDUSTRIES OF AMERICA, INC.


                                By:/S/ PAUL C. PERSHES
                                   Paul C. Pershes, President

                                                           EXHIBIT 4.12 - PART 2

                             MODIFICATION AGREEMENT

      AGREEMENT dated the 19th day of June 1997 by and between Medical Industries of America (hereinafter referred to as the "Company") and State Street Securities, Inc. (hereinafter referred to as the "Optionee").

      WHEREAS, the Company and Optionee have entered into a certain Non-Qualified Stock Option Agreement dated June 18, 1997 by and between the Company and Optionee whereby pursuant to a certain fee Agreement dated June 18, 1997 by and between the Company and State Street Securities, Inc., the Company had agreed to issue to the Optionee options to purchase shares of common stock of the Company;

      WHEREAS, the parties desire to amend the above referenced agreement in order to change the exercise price of certain options granted under the above stated agreement;

      NOW, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree as follows:

          Paragraph 1 of the Non-Qualified Stock Option Agreement by and between the Company and Optionee dated June 18, 1997 shall now read as follows:

      1. The Optionee is granted the option to purchase form the Company, subject to the terms and conditions set forth in this agreement, all or any part of 350,000 shares of the Company's Common Stock, no par value (the "Common Stock") of the Company at the following purchase prices:
         100,000 shares at $ 1.50, 100,000 shares at $ 2.00, and 150,000 shares at $ 2.50. All of such options to purchase such shares shall be treated as non-qualified stock options.

      IN WITNESS WHEREOF, the parties have affixed their signatures to this Agreement on the date above written.

                                MEDICAL INDUSTRIES OF AMERICA, INC.

                                By: /S/ PAUL C. PERSHES
                                Paul C. Pershes, President

                                State Street Securities, Inc.

                                By: /S/ EDWARD GIBSTEIN
                                Edward Gibstein, President

                                  EXHIBIT 4.13

NO. 3                                                             $1,750,000 USD

                       MEDICAL INDUSTRIES OF AMERICA, INC.

                  CONVERTIBLE A DEBENTURE DUE JULY 29, 2001

THIS DEBENTURE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY OTHER APPLICABLE STATE SECURITIES LAWS AND HAS BEEN ISSUED IN RELIANCE UPON REGULATION D PROMULGATED UNDER THE SECURITIES ACT. THIS DEBENTURE SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE DEBENTURE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

THIS DEBENTURE MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS, OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT AND UNDER PROVISIONS OF APPLICABLE STATE SECURITIES LAWS.

            THIS CONVERTIBLE A DEBENTURE is one of a duly authorized issue of Convertible A Debentures of Medical Industries of America, Inc., a corporation duly organized and existing under the laws of the State of Florida (the "ISSUER"), issued on July 30, 1998 (the "Issuance Date"), and designated as its Convertible A Debenture due July 29, 2001, in an aggregate face amount not exceeding Three Million (USD$3,000,000) Dollars.

            This Debenture has been issued under the terms and provisions of the 6% Convertible Debenture Subscription Agreement dated as of July 30, 1998 between the ISSUER and HOLDER (the "Agreement") and shall be subject to all of the terms and conditions and entitled to all of the benefits thereof.

              FOR VALUE RECEIVED, the ISSUER promises to pay to

                     SOVEREIGN PARTNERS LIMITED PARTNERSHIP

the  registered  holder  hereof  or  its  registered   assigns,  if  any  (the
"HOLDER"), the principal sum of:

                   ONE MILLION SEVEN HUNDRED FIFTY THOUSAND
                             United States Dollars,

on July 29, 2001 (the "Maturity Date"), and to pay interest, as outlined below, at the rate of six (6%) percent per annum on the principal sum outstanding for the term of this Debenture. Accrual of interest shall commence on the date hereof. Interest shall be payable by the ISSUER, at its option, in cash or in that number of shares of common stock of the Company (the "Common Stock") (at a price per share calculated pursuant to the conversion formula contained below), semiannually commencing January 29, 1999, and every six months thereafter that this Debenture remains outstanding; provided, however, that any shares of Common Stock so delivered must be either (i) registered at such time for resale under the Securities Act, or (ii) otherwise resalable under the Securities Act without restriction to limitation under Rule 144. The interest so payable will be paid to the person in whose name this Debenture (or one or more predecessor Debentures) is registered on the records of the ISSUER regarding registration and transfers of the Debenture (the "Debenture Register"), provided, however, that the ISSUER'S obligation to a transferee of this Debenture arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions contained in the Agreement. The principal of this Debenture is payable as provided below in shares of Common Stock at any time prior to the Maturity Date, or upon Redemption or the HOLDER exercising its conversion rights set forth below. In the event this Debenture is outstanding on the Maturity Date it shall automatically be converted into freely tradable shares of Common Stock (as set forth above) as if the HOLDER voluntarily elected such conversion in accordance with the procedures, terms and conditions set forth in this Debenture, PROVIDED, that (i) the Common Stock is listed on the Nasdaq Small Cap Stock Market, (ii) the closing bid price of the Common Stock is greater than One ($1.00) Dollar for the ten (10) Trading Days immediately preceding the Maturity Date, (iii) there has not been any suspension in the trading of the Common Stock on the Nasdaq Small Cap Stock Market during the thirty (30) Trading Days immediately preceding the Maturity Date, and the (iv) the ISSUER has been in compliance in all material respects with the terms and conditions of this Debenture and the Agreement. In the event all of the aforementioned conditions are not satisfied, or the ISSUER is not able to issue freely tradable shares of Common Stock as set forth above, the ISSUER agrees to pay to the HOLDER, in cash, within three (3) Trading Days of the Maturity Date, the dollar value of the number of shares of Common Stock issuable to the HOLDER as if the HOLDER had exercised its conversion rights on the Maturity Date, multiplied by the closing bid price of the Common Stock on the Maturity Date. Principal and interest are payable at the address last appearing on the Debenture Register as designated in writing by the HOLDER hereof from time to time.

      The Debenture is subject to the following additional provisions:

            1. The Debenture is exchangeable for like Debentures in equal aggregate principal amount of authorized denominations, as requested by the HOLDER surrendering the same. No service charge will be made for such registration or transfer or exchange, although the HOLDER shall be responsible for its own expenses associated with complying with the restrictions on transfer of the Debenture in the Agreement.

            2. The ISSUER shall be entitled to withhold from all payments of principal of this Debenture any amounts required to be withheld under the applicable provisions of the U.S. Internal Revenue Code of 1986, as amended, or other applicable laws at the time of such payments.

            3. This Debenture has been issued subject to investment representations of the original HOLDER hereof and may be transferred or exchanged in the United States only in compliance with the Securities Act and applicable state securities laws and in compliance with the restrictions on transfer provided in the Agreement. Prior to the due presentment for such transfer of this Debenture, the ISSUER and any agent of the ISSUER may treat the person in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and all other purposes, whether or not this Debenture is overdue, and neither the ISSUER nor any such agent shall be affected by notice to the contrary. The transferee shall be bound, as the original HOLDER by the same representations and terms described herein and under the Agreement.

            4. The HOLDER is entitled, at its option, at any time after the Issuance Date, to convert this Debenture, in whole or in part, in accordance with the following terms and conditions:

                  (a) The HOLDER may exercise its right to convert the Debenture by telecopying an executed and completed notice of conversion (the "Notice of Conversion") to the ISSUER and delivering the original Notice of Conversion and the original Debenture to the ISSUER by express courier. Each business date on which a Notice of Conversion is telecopied to and received by the ISSUER in accordance with the provisions hereof shall be deemed a "Conversion Date". The ISSUER will transmit the certificates representing shares of Common Stock issuable upon conversion of the Debenture (together with the certificates representing the Debenture not so converted) to the HOLDER via express courier, by electronic transfer (if applicable) or otherwise within three business days after the Conversion Date if the ISSUER has received the original Notice of Conversion and Debenture being so converted by such date. In addition to any other remedies which may be available to the HOLDER, in the event that the ISSUER fails to effect delivery of such shares of Common Stock within such three business day period, the HOLDER will be entitled to revoke the Notice of Conversion by delivering a notice to such effect to the ISSUER whereupon the ISSUER and the HOLDER shall each be restored to their respective positions immediately prior to delivery of the Notice of Conversion. The Notice of Conversion and Debenture representing the portion of the Debenture converted shall be delivered as follows:

            To the ISSUER:    Medical Industries of America, Inc.
                              1903 South Congress Avenue, Suite 400
                              Boynton Beach, Florida 33426
                              Attention:  Michael F, Morrell
                              Facsimile: (561) 737-2227
                              Telephone: (561) 737-5008

            In the event that the Common Stock issuable upon conversion of the Debenture is not delivered, within three (3) business days of receipt by the ISSUER of a valid Notice of Conversion and the Debenture to be converted, the ISSUER shall pay to the HOLDER, in immediately available funds, upon demand, as liquidated damages for such failure and not as a penalty, for each $100,000 principal amount of Debenture sought to be converted, $500 for each of the first ten (10) days and $1,000 per day thereafter that the shares of Common Stock are not delivered, which liquidated damages shall run from the fourth business day after the Conversion Date up until the time that either the Conversion Notice is revoked or the Common Stock is delivered, at which time such liquidated damages shall cease. Any and all payments required pursuant to this paragraph shall be payable only in cash immediately.

                  (b) The HOLDER may, at its sole option convert this Debenture into that number of shares of fully paid and nonassessable shares of Common Stock which is to be derived from dividing the Conversion Amount by the Conversion Price. However, the HOLDER may convert a maximum of twenty percent (20%) of the aggregate of the three Purchase Prices (as defined in the Agreement) per calendar month at any time after the Issuance Date, which conversion right shall be cumulative. For purposes of this Debenture, the Conversion Amount shall mean the principal dollar amount of the Debenture being converted. The Conversion Price shall be equal to the lesser of: (i) US$2.00, or (ii) in the event the average closing bid prices of the Common Stock for the five Trading Day period ending on the Trading Day immediately preceding the Conversion Date is below US$2.50 the Conversion Price shall be equal to eighty two and one half percent (82.5%) of the average of the three lowest closing bid prices of the Common Stock during the twenty two (22) Trading Days immediately preceding the Conversion Date. The closing bid price shall be deemed to be the reported last bid price regular was as reported by Bloomberg LP or if unavailable, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, the closing bid price as reported by NASDAQ or such other system then in use, or, if the Common Stock is not quoted by any such organization, the closing bid price in the over-the-counter market as furnished by the principal national securities exchange on which the Common Stock is traded.

            Notwithstanding the aforementioned, the minimum Conversion Price shall be $1.00 per share (the "Floor Price"). If at any time after the Effective Date of the Registration Statement (as defined in the Registration Rights Agreement entered into between the ISSUER and the HOLDER on July 23, 1998) the average closing bid price of the Common Stock is below US$1.00 during any ten (10) consecutive Trading Days, the ISSUER agrees to pay to the HOLDER (pro rated daily), in cash, as liquidated damages, and not as a penalty, two percent (2%) of the principal amount of the Debenture then outstanding for every month that it remains below the Floor Price. These liquidated damages shall be paid to the HOLDER by certified funds, on the third (3rd) Trading Day after the aforementioned ten (10) Trading Day Period, and such liquidated damages shall be payable every thirty (30) days thereafter until the average closing bid prices of the Common Stock is at least US$1.26 for five consecutive Trading Days. In the event, at any time after the Effective Date (as defined in the Agreement) the closing bid price of the Common Stock is lower than the Floor Price for a period of ninety (90) consecutive calendar days, the Floor Price restriction described above shall be removed.

                  (c) The number of shares of Common Stock issuable upon the conversion of the Debenture and the Conversion Price shall be subject to adjustment as follows:

                        (i) In case the ISSUER shall (A) pay a dividend on
            Common Stock in Common Stock or securities convertible into, exchangeable for or otherwise entitling a holder thereof to receive Common Stock, (B) declare a dividend payable in cash on its Common Stock and at substantially the same time offer its shareholder a right to purchase new Common Stock (or securities convertible into, exchangeable for or otherwise entitling a holder thereof to receive Common Stock) from proceeds of such dividend (all Common Stock so issued shall be deemed to have been issued as a stock dividend), (C) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (D) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or
            (E) issue by reclassification of its Common Stock any shares of Common Stock of the ISSUER, the Conversion Price shall be adjusted so that the holders of this Debenture shall be entitled to receive after the happening of any of the events described above that number and kind of shares of Common Stock as the holders would have received had such Debenture been converted immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this subdivision shall become effective immediately after the close of business on the record date in the case of a stock dividend and shall become effective immediately after the close of business on the record date in the case of a stock split, subdivision, combination or reclassification.

                        (ii) Any adjustment required to be made by this
            paragraph 4(c) will not have to be made if such adjustment would not require an increase or decrease in one (1%) percent or more in the number of shares of Common Stock issuable upon conversion of this Debenture.

                        (iii) Whenever the Conversion Price of this Debenture is
            adjusted, as herein provided, such adjustment shall be effected (to the nearest cent) by multiplying such Conversion Price immediately prior to such adjustment by a fraction of which the numerator shall be the number of shares of Common Stock issuable upon the exercise of each share of Debenture immediately prior to such adjustment, and of which the denominator shall be the number of shares of Common Stock issuable immediately thereafter.

                  (d) In the case of any (i) consolidation or merger of the ISSUER into any entity (other than a consolidation or merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the ISSUER), (ii) sale, transfer, lease or conveyance of all or substantially all of the assets of the ISSUER as an entirety or substantially as an entirety, or (iii) reclassification, capital reorganization or change of the Common Stock (other than solely a change in par value, or from par value to no par value), in each case as a result of which shares of Common Stock shall be converted into the right to receive stock, securities or other property (including cash or any combination thereof), each holder of a Debenture then outstanding shall have the right thereafter to convert such share only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale, transfer, capital reorganization or reclassification by a holder of the number of shares of Common Stock of the ISSUER into which such Debenture would have been converted immediately prior to such consolidation, merger, sale, transfer, capital reorganization or reclassification, assuming such holder of Common Stock of the ISSUER (A) is not an entity with which the ISSUER consolidated or into which such sale or transfer was made, as the case may be ("constituent entity"), or an affiliate of the constituent entity, and
      (B) failed to exercise his or her rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash or other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Stock of the ISSUER held immediately prior to such consolidation, merger, sale or transfer by other than a constituent entity or an affiliate thereof and in respect of which the ISSUER merged into the ISSUER or to which such rights or election shall not have been exercised ("non-electing share"), then for the purpose of this paragraph (4)(d) the kind and amount of securities, cash or other property receivable upon such consolidation, merger, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a majority of the non-electing shares). If necessary, appropriate adjustment shall be made in the application of the provision set forth herein with respect to the rights and interest thereafter of the HOLDERS, to the end that the provisions set forth herein shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the conversion of this Debenture. The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers, capital reorganizations and reclassifications. The ISSUER shall not effect any such consolidation, merger, sale or transfer unless prior to or simultaneously with the consummation thereof the successor issuer or entity (if other than the ISSUER) resulting from such consolidation, merger, sale or transfer shall assume, by written instrument, the obligation to deliver to the HOLDER such shares of Common Stock, securities or assets as, in accordance with the foregoing provisions, such HOLDER may be entitled to receive under this paragraph.

                  (e) The ISSUER will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the ISSUER, but will at all times in good faith assist in the carrying out of all the provisions of this Debenture and in taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the HOLDERS against impairment.

            5. No provision of this Debenture shall alter or impair the obligation of the ISSUER, which is absolute and unconditional, upon an Event of Default (as defined below), to pay the principal of, and interest on this Debenture at the place, time, and rate, and in the coin or currency herein prescribed.

            6. The ISSUER hereby expressly waives demand and presentment for payment, notice on nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

            7. If one or more of the following described "Events of Default" shall occur,

                  (a) Any of the representations or warranties made by the ISSUER herein, or in the Agreement (including all Exhibits annexed thereto) shall have been incorrect when made in any material respect; or

                  (b) The ISSUER shall breach, fail to perform, or observe in any material respect any covenant, term, provision, condition, agreement or obligation of the ISSUER under this Debenture, the Escrow Agreement, the Registration Rights Agreement, and the Agreement, between the parties of even date herewith; or

                  (c) A trustee, liquidator or receiver shall be appointed for the ISSUER or for a substantial part of its property or business without its consent and shall not be discharged within thirty (30) days after such appointment; or

                  (d) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the ISSUER and shall not be dismissed within thirty (30) calendar days thereafter; or

                  (e) Bankruptcy reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Issuer and, if instituted against the ISSUER, ISSUER shall by any action or answer approve of, consent to or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding or such proceedings shall not be dismissed within thirty (30) days thereafter; or

                  (f) The Common Stock is delisted from trading on the NASDAQ Small Cap Market, or the Company has received notice of final action concerning delisting from the NASDAQ Small Cap Stock Market; or

                  (g) The effectiveness of the Registration Statement including the shares of Common Stock underlying this Debenture has been suspended for a period of five (5) business days;

                  (h) The ISSUER shall have failed to pay interest when due hereunder; or

                  (i) The ISSUER shall have failed to timely deliver shares of Common Stock issuable upon conversion of the Debentures and/or exercise of the Warrants issued by the Company pursuant to the Agreement.

            Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the HOLDER (which waiver shall not be deemed to be a waiver of any subsequent default), at the option of the HOLDER, and in the HOLDER'S sole discretion, the HOLDER may consider this Debenture immediately due and payable in cash, at the equivalent dollar value of the number of shares of Common Stock issuable upon conversion (assuming a Conversion Date as of the date of such notice from the HOLDER) multiplied by the closing bid price of the Common Stock on the Trading Day immediately preceding such notice from the HOLDER, without presentment, demand protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and HOLDER may immediately, and without expiration of any period of grace, enforce any and all of the HOLDER'S rights and remedies provided herein or any other rights or remedies afforded by law. It is agreed that in the event of such action, such HOLDER shall be entitled to receive all reasonable fees, costs and expenses incurred, including without limitation such reasonable fees and expenses of attorneys.

            8. In case any provision of this Debenture is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Debenture will not in any way be affected or impaired thereby.

            9. In addition to the terms of the Registration Rights Agreement of even date herewith, and to the extent the Registrable Securities are not previously registered pursuant to the Registration Rights Agreement, the HOLDER shall have the right to include all of the shares of Common Stock underlying this Debenture (the "Registrable Securities") as part of any registration of securities filed by the ISSUER(other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Act or pursuant to Form S-8) and must be notified in writing of such filing; provided, HOWEVER, that the HOLDER agrees it shall not have any piggy-back registration rights pursuant to this Debenture if the shares of Common Stock underlying this Debenture may be sold in the United States pursuant to the provisions of Rule 144 without limitation. HOLDER shall have five (5) business days after receipt of the aforementioned notice from the ISSUER, to notify the ISSUER in writing as to whether the ISSUER is to include HOLDER or not include HOLDER as part of the registration; PROVIDED, HOWEVER, that if any registration pursuant to this paragraph shall be underwritten, in whole or in part, the Company may require that the Registrable Securities requested for inclusion pursuant to this paragraph be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If in the good faith judgment of the underwriter evidenced in writing of such offering only a limited number of Registrable Securities should be included in such offering, or no such shares should be included, the HOLDER, and all other selling stockholders, shall be limited to registering such proportion of their respective shares as shall equal the proportion that the number of shares of selling stockholders permitted to be registered by the underwriter in such offering bears to the total number of all shares then held by all selling stockholders desiring to participate in such offering. Those Registrable Securities which are excluded from an underwritten offering pursuant to the foregoing provisions of this paragraph (and all other Registrable Securities held by the selling stockholders) shall be withheld from the market by the HOLDERS thereof for a period, not to exceed ninety (90) days, which the underwriter may reasonably determine is necessary in order to effect such underwritten offering. The ISSUER shall have the right to terminate or withdraw any registration initiated by it under this Debenture prior to the effectiveness of such registration whether or not any HOLDER elected to include securities in such registration. All registration expenses incurred by the ISSUER in complying with this Debenture shall be paid by the ISSUER, exclusive of underwriting discounts, commissions and legal fees and expenses for counsel to the HOLDERS of this Debenture.

            10. This Debenture, together with all documents referenced herein, embody the full and entire understanding and agreement between the ISSUER and HOLDER with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. Neither this Debenture nor any terms hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the ISSUER and the HOLDER. Any capitalized terms shall have the same meaning as given in the Agreement. In the event of any inconsistencies between this Debenture and the Agreement, the Agreement shall control. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Debenture or the Agreement (including all Exhibits annexed thereto) shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Debenture.

            11. This Debenture will be construed and enforced in accordance with and governed by the laws of the State of Florida, except for matters arising under the Act, without reference to principles of conflicts of law. Each of the parties consents to the jurisdiction of the State of Florida in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON CONVENIENS, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if the other party to this Debenture obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any state or country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Debenture irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law

            12. The convertibility of this Debenture shall be restricted such that that portion of the Debenture which, if otherwise converted, would result in HOLDER being deemed the beneficial owner, in accordance with the provisions of Rule 13d-3 of the 1934 Act, of 4.99% or more of the then issued and outstanding Common Stock, shall not be convertible until the HOLDER is not deemed a beneficial owner of 4.99% or more of the then issued and outstanding Common Stock.

            13. The ISSUER shall have the right to redeem this Debenture, in whole or in part, in cash, at the Redemption Price (as defined below, utilizing a Redemption Percentage of one hundred fifteen percent (115%)) at any time the closing bid price of the Common Stock is less than the Floor Price, by thereafter providing five (5) business days prior written notice (the "Redemption Notice") to the HOLDER. The ISSUER shall also have the right to redeem this Debenture if the closing bid price of the Common Stock is not less than the Floor Price, in whole or in part, in cash at the Redemption Price (as defined below), by thereafter providing the Redemption Notice to the HOLDER, utilizing a Redemption Percentage as follows: (i) at any time during the period commencing on the Issuance Date, and terminating on the one hundred eightieth (180th) day after the Issuance Date, the Redemption Percentage shall be one hundred seven percent (107%); (ii) from the one hundred eighty first (181st) day after the Issuance Date through and including the three hundred and sixty fourth day after the Issuance Date the Redemption Percentage shall be one hundred fifteen percent (115%); and (iii) any time after the three hundred sixty fifth (365th) day after the Issuance Date, the Redemption Percentage shall be one hundred twenty percent (120%). The ISSUER shall wire transfer the appropriate amount of funds into an escrow account to complete the redemption which shall be on the fifth business day after the Redemption Notice was served upon the HOLDER (the "Redemption Date"). On the date the Redemption Notice was served upon the HOLDER, the HOLDER'S right to convert the Debentures shall terminate and be canceled immediately.

            The Redemption Notice shall set forth (i) the Redemption Date, (ii) the redemption price, which shall be equal to a percentage (the "Redemption Percentage") of the aggregate principal amount of the Debenture being redeemed, plus all accrued and unpaid interest (the "Redemption Price"), (iii) a statement that interest on the Debenture being redeemed will cease to accrue on such Redemption Date, and (iv) a statement of or reference to the conversion right set forth in this Debenture (including that the right to give a notice of conversion in respect of any shares to be redeemed shall terminate on the Redemption Date). The Redemption Notice shall be irrevocable, and it shall be mailed, postage prepaid, at least seven (7) business days prior to the Redemption Date to the HOLDER at their address as the same shall appear on the books of the Company. If fewer than all of the principal amount of the Debentures owned by the HOLDER are then to be redeemed, the notice shall specify the amount thereof that is to be redeemed and, if practicable, the numbers of the certificates representing such Debenture.

            At any time up to the date immediately prior to the date the Redemption Notice was served upon the HOLDER, and subject to the exception at the end of this paragraph, the HOLDER shall have the right to convert this Debenture into Common Stock as more fully provided hereof. Unless so converted, at the close of business on the Redemption Date, subject to the satisfaction of each of the conditions described herein, the portion of this Debenture being redeemed shall be automatically canceled and converted into a right to receive the Redemption Price, and all rights of the Debenture, including the right to conversion shall cease without further action. Immediately following the Redemption Date, provided that the ISSUER has satisfy each of the conditions set forth herein, the HOLDER shall surrender their original Debenture at the office of the ISSUER, and the ISSUER shall issue to the HOLDER a new Debenture Certificate for the principal amount that remains outstanding, if any. Notwithstanding the aforementioned, in the event the Floor Price is removed pursuant to Section 4(b) above, the Company shall be permitted to exercise its right to redeem that portion of this Debenture which is the subject of a Conversion Notice by sending the Holder a notice of its intention to redeem that portion being converted along with a Redemption Notice within twenty four hours after receipt of the faxed Conversion Notice. In such case the redemption provisions set forth herein shall then apply.

            The Redemption Price shall be adjusted proportionally upon any adjustment of the Conversion Price under the terms hereof in the event of any stock dividend, stock split, combination of shares or similar event.

            The ISSUER shall not be entitled to send any Redemption Notice and begin the redemption procedure hereunder unless it has:

                  (i) the full amount of the Redemption Price in cash, available in a demand or other immediately available account in a bank or similar financial institution;

                  (ii) immediately available credit facilities, in the full amount of the Redemption Price with a bank or similar financial institution; or

                  (iii) a combination of the items set forth in (a) and (b) above, aggregating the full amount of the Redemption Price.

            Upon delivery of the Redemption Notice, the ISSUER and the HOLDER shall agree on reasonable arrangements for a closing of the redemption of this Debenture.

            In the event the ISSUER does not wire transfer the appropriate amount of funds into the escrow account on or before the Redemption Date, or shall otherwise fail to comply with the redemption provisions set forth herein, then it shall have waived its right to redeem this Debenture at any time, and the Holder may utilize its conversion right granted hereunder.

            In the event the ISSUER fails to (i) pay liquidated damages as set forth in Section 4(b) above, or (ii) fails to comply with the Redemption provisions set forth herein as they pertain to a Redemption due to the closing bid price of the Common Stock falling below the Floor Price as set forth herein, then the HOLDER, at its sole option, may convert up to fifteen percent (15%) of its outstanding principal Debenture per calendar month, which shall be cumulative, without regard to the Floor Price limitations set forth above, until such time as the ISSUER pays the liquidated damages and/or Redemption Price due, or until the average closing bid prices of the Common Stock is at least US$1.05 for five consecutive Trading Days.

            14. In the event the closing bid price of the Common Stock is greater than US$5.00 (the "Strike Price") per share for twenty two (22) consecutive trading days (the "Call Period"), and a registration statement, including the shares of Common Stock underlying this Debenture, has been declared effective by the Securities and Exchange Commission, and remains effective during the period commencing on the first trading day of the Call Period and ending on the Call Date (as defined below), the ISSUER shall have the right to "Call" this Debenture, in whole or in part, thereby forcing conversion by the HOLDER. The Strike Price shall be adjusted proportionately to reflect any adjustments due to the payment of a stock dividend, stock split, combination of shares or any other similar event. The ISSUER may exercise its right to Call by telecopying written notice (the "Call Notice") to the HOLDER within three (3) trading days after the Call Period.

            Once the ISSUER has exercised its right to Call by giving written notice to the Holder it shall be deemed irrevocable. Each trading day on which the Call Notice is telecopied to, and received by, the HOLDER shall be deemed a Conversion Date for the purposes of completing this Call and calculating the number of shares of Common Stock to be issued upon conversion. The ISSUER will transmit the certificates representing shares of Common Stock issuable pursuant to the Call (together with the certificates representing the principal amount of the Debenture not Called, if any) to the HOLDER via express courier, by electronic transfer or otherwise within five (5) trading days after the Call Notice was served upon the HOLDER (the "Call Date").

            The Call Notice shall set forth (i) a calculation referencing the conversion formula contained herein showing the number of shares of Common Stock being issued pursuant to this Call, (ii) a calculation referencing all accrued and unpaid interest which shall be payable by the ISSUER on or before the Call Date, and (iii) a statement that interest on the Debenture being Called will cease to accrue on such Call Date. If fewer than all of the principal amount of the Debentures owned by the HOLDER are then to be Called, the Call Notice shall specify the amount thereof that is to be Called and, if practicable, the numbers of the certificate representing such Debenture.

            The portion of this Debenture being Called shall be automatically canceled and converted into a right to receive the shares of Common Stock, and all rights of this Debenture, including the right to conversion shall cease without further action. Immediately following the Call Date, the HOLDER shall surrender their original Debenture being called at the office of the ISSUER, and the ISSUER shall issue to the HOLDER a new Debenture Certificate for the principal amount that remains outstanding, if any.

            The number of shares of Common Stock issuable upon the Call of the Debenture shall be adjusted proportionately to reflect any adjustments due to the payment of a stock dividend, stock split, combination of shares or any other similar event.

            Any Call pursuant to this Section shall not be deemed to affect or otherwise reduce the HOLDER'S Conversion rights set forth in this Debenture.

            IN WITNESS WHEREOF, the ISSUER has caused this Convertible A Debenture to be duly executed by an officer thereunto duly authorized.


                                 MEDICAL INDUSTRIES OF AMERICA, INC.


                                 By: /S/ PAUL C. PERSHES
                                 Name: Paul C. Pershes, President
                                 Title: President


Dated:  July 23, 1998

                                  EXHIBIT 4.14

                                     OPTION

      FOR VALUE RECEIVED, HEART LABS OF AMERICA, INC. (the "Grantor") hereby grants to JEAN JOHNSTONE (the "Holder") or her assigns the right but not the obligation to purchase up to 200,000 shares (the "Shares") of its common stock, for the purchase price of $1.00 per share (the "Purchase Price").

      This option shall expire at 5:00 p.m. on the 7th day of June, 2001.

      The Holder may exercise this option by giving written notice to the Grantor of such intention, and by tendering a check drawn on a United States bank to the Grantor. Grantor shall deliver to the Holder the Shares purchased within 5 business days of receipt of payment to the Grantor.

      Except for an initial public offering, the Holder shall have the right, subject to prior exercise, to "piggyback" the stock underlying the Option (the "Stock") on each Registration Statement for the sale of Stock filed by the Grantor (except Registration Statements on Form S-4, S-8 and other inappropriate forms), all at the Grantor's cost and expense (except commissions or discounts and attorney's fees and costs of the Selling Stockholders). The Company shall give the Holder four weeks notice of the filing of any Registration Statement. The Company shall keep any Registration Statement onto which the Holder has "piggybacked" the Shares effective for a period of 90 days from the date on which the Holder is first entitled to sell all of the Shares thereunder.

Dated: June 7, 1998

                              HEART LABS OF AMERICA, INC.

                              By: /S/ NORMAN BIRMINGHAM
                                    President

                                  EXHIBIT 4.15

                              CONSULTANT AGREEMENT

      THE CONSULTING AGREEMENT is made as of the 27th day of January, 1997, by and between CARDIAC CONSULTING, INC., a Florida corporation, with principal offices at 116 First Lane, Greenacres, Florida 33463 ("Consultant") and MEDICAL INDUSTRIES OF AMERICA, INC., ("MIOA"), a Florida corporation with principal offices located at 1903 S. Congress Avenue, Suite 400, Boynton Beach, Florida 33426.

      WHEREAS, Consultant and Client wish to enter into an agreement under which Consultant will provide advice as to the operation and expansion of the business of cardiac catherization mobile laboratories.

      NOW, THEREFORE, for the mutual promises and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

      1. INFORMATION TO BE FURNISHED BY MIOA. MIOA shall furnish Consultant with its basic plans to expand its business of cardiac catherizations within the southeastern portion of the United States.

      2. SERVICES PROVIDED AND TO BE PROVIDED BY CONSULTANT. Consultant will solicit and visit doctors and hospitals within the geographic area to ascertain if a particular site can generate sufficient business to support a catherization laboratory.

      3. COMPENSATION FOR SERVICES. As consideration for Consultant to enter into this agreement and provide services described above, Consultant shall receive a consulting fee of One Hundred fifty Thousand ($150,000) Dollars payable in registered common shares. In addition to the compensation above set forth, Consultant shall be entitled to be promptly reimbursed for all expenses incurred by Consultant for such things as travel and other expenses relating to the performance of his services under this agreement.

      4. TERM AND TERMINATION. This Agreement shall become effective as of April 1, 1997, and shall remain in effect for a period of three (3) years unless terminated as herein provided.

      5. RELATIONSHIP OF PARTIES. This Agreement shall not constitute an employer/employee relationship. It is the intention of each party that the Consultant shall be an independent contractor, and not an employee of MIOA. Consultant shall not have the authority to act as the agent of MIOA, except when such authority is specifically delegated to Consultant herein or by any officer of MIOA, in writing.

      6. WITHDRAWAL BY CONSULTANT OR MIOA. Either party shall be entitled to withdraw from further performance under this Agreement without penalties or refund of compensation fees as described in Item 3 in the event that the other party does not perform pursuant to this Agreement. In the event of such a breach by the Consultant, MIOA may terminate this Agreement by written notice to Consultant, MIOA. Any other termination must be by mutual consent of Consultant and Client.

7.    REPRESENTATION AND WARRANTIES.

            A. Consultant represents and warrants that it will use reasonable care in performing the services required to be provided under this Agreement and will devote at its time and attention so as to expand the Cardiac Catherization of MIOA in a profitable and expeditious manner.

            B. MIOA represents and warrants that, prior to providing the Consultant with any non-public information regarding its business or operations, it will advise the Consultant that such information is non-public.

8. MIOA's Additional Representation and Warranties. MIOA warrants and represents the following:

      A. That it is a corporation in good standing in its state of incorporation and in every other state in which it is now doing business.

      B. That the execution of this Agreement by the signatory hereto is within the power of such signatory.

      C. The execution and delivery by MIOA of this Agreement does not, and the performance by MIOA of its obligations hereunder will not, violate any provision of its Certificate of Incorporation or by-laws or violate any agreement, instrument law, ordinance, regulation, order, arbitration award, judgment, or degree to which MIOA is a party.

9. Indemnification. MIOA is to indemnify and hold the Consultant harmless from and against any and all losses, claims, damages, liabilities and expenses whatsoever, joint or several, as incurred, to which Consultant may become subject arising out of performance of operations contemplated hereunder. MIOA will not be liable under the foregoing indemnification provision to the extend that any loss, claim, damage, liability or expense is found in a final judgment by a court to have resulted from Consultants fraud, willful misconduct or gross negligence.


MIOA agrees to notify the consultant promptly of the assertion against it or any other person of any claim or the commencement of any action or proceeding relating to any activity or transaction or transaction contemplated by the Agreement.

10.   MISCELLANEOUS.

      A. This Agreement shall be interpreted and construed in accordance with the laws of the State of Florida. The parties agree that jurisdiction and venue of any dispute arising hereunder shall be in Palm Beach County, Florida.

      B. Neither party may assign its rights or duties under this Agreement without the prior written consent of the other party.

      C. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. The terms of this Agreement may be altered only by written agreement between the parties.

      D. The failure of either party to object to, or take affirmative action with respect to any conduct of the other which is in violation of the terms of the Agreement shall not be construed as a waiver of the violation or breach, or of any future similar violation or breach.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer, or as to an individual party, has executed this Agreement in his own hand, as of the date first written above.

                                AGREED TO AND ACCEPTED,
                                CARDIAC CONSULTING, INC.

                                BY: /S/ ROBERT SEGARRA
                                    ROBERT SEGARRA, PRESIDENT

                                MEDICAL INDUSTRIES OF AMERICA, INC.


                                BY: /S/ MICHAEL F. MORRELL
                                    MICHAEL F. MORRELL
                                    CHIEF EXECUTIVE OFFICER

                                  EXHIBIT 4.16

NO. ___                                               $__________  USD

                       MEDICAL INDUSTRIES OF AMERICA, INC.

        CONVERTIBLE COLLATERIALIZED DEBENTURE DUE ______________, 2002

THIS DEBENTURE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY OTHER APPLICABLE STATE SECURITIES LAWS AND HAS BEEN ISSUED IN RELIANCE UPON REGULATION D PROMULGATED UNDER THE SECURITIES ACT. THIS DEBENTURE SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE DEBENTURE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

THIS DEBENTURE MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS, OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT AND UNDER PROVISIONS OF APPLICABLE STATE SECURITIES LAWS.

            THIS CONVERTIBLE COLLATERIALIZED DEBENTURE is one of a duly authorized issue of Convertible Collaterialized Debentures of Medical Industries of America, Inc., a corporation duly organized and existing under the laws of the State of Florida (the "ISSUER"), issued on ____________, 1999 (the "Issuance Date"), and designated as its Convertible Collaterialized Debenture due ____________, 2002, in an aggregate face amount not exceeding Two Million Dollars (USD $2,000,000.00).

            This Debenture has been issued under the terms and provisions of the 12% Convertible Collaterialized Debenture Subscription Agreement dated as of ________, 1999 between the ISSUER and HOLDER (the "Agreement") and Private Placement Memorandum dated January 19, 1999, as amended (the "Memorandum") and shall be subject to all of the terms and conditions and entitled to all of the benefits thereof.

              FOR VALUE RECEIVED, the ISSUER promises to pay to:

             _______________________________________________________

the registered holder hereof or its registered assigns, if any (the "HOLDER"), the principal sum of: ______________________ United States Dollars ($_______), on _____________, 2002 (the "Maturity Date"), and to pay interest, as outlined below, at the rate of twelve percent (12%) per annum on the principal sum outstanding for the term of this Debenture. Accrual of interest shall commence on the date hereof. Interest shall be payable by the ISSUER, in cash, semi-annually commencing ____________, 1999 and every six (6) months thereafter that this Convertible Collaterialized Debenture remains outstanding. The interest so payable will be paid to the person in whose name this Debenture (or one or more predecessor Debentures) is registered on the records of the ISSUER regarding registration and transfers of the Debenture (the "Debenture Register"); PROVIDED, HOWEVER, that the ISSUER'S obligation to a transferee of this Debenture arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions contained in the Agreement. The principal of this Debenture is payable as provided below at any time prior to the Maturity Date, or upon Redemption or upon the HOLDER exercising its conversion rights set forth below. In the event this Debenture is not paid in full within thirty (30) days of its Maturity Date, it may, at the election of the HOLDER, be either (i) converted into freely tradable shares of Common Stock in that number of shares of Common Stock (at a price per share calculated pursuant to the conversion formula contained below) or (ii) exchanged for the Collateral (as set forth below). In the event this Debenture is not paid as provided above and the ISSUER is not able to issue freely tradable shares of Common Stock or deliver the Collateral as provided herein, the ISSUER agrees to pay to the HOLDER, in cash, within three (3) trading days of receiving written notice from the HOLDER, the dollar value of the number of shares of Common Stock issuable to the HOLDER as if the HOLDER had exercised its conversion rights on the Maturity Date. Principal and interest are payable at the address last appearing on the Debenture Register as designated in writing by the HOLDER hereof from time to time.

      The Debenture is subject to the following additional provisions:

            1. The Debenture is exchangeable for like Debentures in equal aggregate principal amount of authorized denominations, as requested by the HOLDER surrendering the same. No service charge will be made for such registration or transfer or exchange, although the HOLDER shall be responsible for its own expenses associated with complying with the restrictions on transfer of the Debenture in the Agreement.

            2. The ISSUER shall be entitled to withhold from all payments of principal of this Debenture any amounts required to be withheld under the applicable provisions of the U.S. Internal Revenue Code of 1986, as amended, or other applicable laws at the time of such payments.

            3. This Debenture has been issued subject to investment repre-sentations of the original HOLDER hereof and may be transferred or exchanged in the United States only in compliance with the Securities Act and applicable state securities laws and in compliance with the restrictions on transfer provided in the Agreement. Prior to the due presentment for such transfer of this Debenture, the ISSUER and any agent of the ISSUER may treat the person in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and all other purposes, whether or not this Debenture is overdue, and neither the ISSUER nor any such agent shall be affected by notice to the contrary. The transferee shall be bound, as the original HOLDER, by the same representations and terms described herein and under the Agreement.

            4. The HOLDER is entitled, at its option, at any time after the Issuance Date, to convert this Debenture, in whole or in part in accordance with the following terms and conditions:

                  (a) The HOLDER may exercise its right to convert the Debenture by telecopying an executed and completed notice of conversion in the form attached hereto as Exhibit C-1 (the "Notice of Conversion") to the ISSUER and delivering the original Notice of Conversion and the original Debenture to the ISSUER by express courier. Each business date on which a Notice of Conversion is telecopied to and received by the ISSUER in accordance with the provisions hereof shall be deemed a "Conversion Date." The ISSUER will transmit the certificates representing shares of Common Stock issuable upon conversion of the Debenture (together with the certificates representing the Debenture not to converted) to the HOLDER via express courier, by electronic transfer (if applicable) or otherwise within ten (10) business days after the Conversion Date if the ISSUER has received the original Notice of Conversion and Debenture being so converted by such date. In addition to any other remedies which may be available to the HOLDER, in the event that the ISSUER fails to effect delivery of such shares of Common Stock within such ten (10)-business-day period, the HOLDER will be entitled to revoke the Notice of Conversion by delivering a notice to such effect to the ISSUER, whereupon the ISSUER and the HOLDER shall each be restored to their respective positions immediately prior to delivery of the Notice of Conversion. The Notice of Conversion and Debenture representing the portion of the Debenture converted shall be delivered as follows:

            To the ISSUER:    Medical Industries of America, Inc.
                              1903 South Congress Avenue, Suite 400
                              Boynton Beach, Florida  33426
                              Attention:  Michael F. Morrell, CEO
                              Telephone: (561) 737-2227
                              Facsimile: (561) 265-2869

            In the event that the Common Stock issuable upon conversion of the Debenture is not delivered, within ten (10) business days of receipt by the ISSUER of a valid Notice of Conversion and the Debenture to be converted, the ISSUER shall pay to the HOLDER, in immediately available funds, upon demand, as liquidated damages for such failure and not as a penalty, for each $10,000.00 principal amount of Debenture sought to be converted, $50.00 for each of the first ten (10) days and $100.00 per day thereafter that the shares of Common Stock are not delivered, which liquidated damages shall run from the tenth (10th) business day after the Conversion Date up until the time that either the Conversion Notice is revoked or the Common Stock is delivered, at which time such liquidated damages shall cease. Any liquidated damage amounts and all payments required pursuant to this paragraph shall be payable only in readily available funds immediately.

                  (b) The HOLDER may, at its sole option, convert this Debenture into that number of shares of fully paid and nonassessable shares of Common Stock which is to be derived from dividing the Conversion Amount by the Conversion Price. For purposes of this Debenture, the Conversion Amount shall mean the principal dollar amount of the Debenture being converted. The Conversion Price shall be equal to the lesser of: (i) USD $0.50 or (ii) the average of the three lowest closing bid prices of the Common Stock during the twenty-two (22) trading days immediately preceding the Conversion Date. The closing bid price shall be deemed to be the reported last bid price regular way as reported by Bloomberg LP, or, if unavailable, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the closing bid price as reported by NASDAQ or such other system then in use, or, if the Common Stock is not quoted by any such organization, the closing bid price in the over-the-counter market as furnished by the principal national securities exchange on which the Common Stock is traded.

            If at any time after the Effective Date of the Registration Statement (as defined in the Registration Rights Agreement entered into between the ISSUER and the HOLDER on __________________) the average closing bid price of the Common Stock is below USD $0.50 (the "Floor Price") during any ten (10) consecutive trading days, the ISSUER agrees to pay to the HOLDER (prorated daily), in cash, as liquidated damages, and not as a penalty, two percent (2%) of the principal amount of the Debenture then outstanding for every month that it remains below the Floor Price. These liquidated damages shall be paid to the HOLDER by certified funds, on the third (3rd) trading day after the aforementioned ten
      (10)-trading-day period, and such liquidated damages shall be payable every thirty (30) days thereafter until the average closing bid price of the Common Stock is at least USD $0.50 for five (5) consecutive trading days.

                  (c) The number of shares of Common Stock issuable upon the conversion of this Debenture and the Conversion Price shall be subject to adjustment as follows:

                        (i) In case the ISSUER shall (A) pay a dividend on
            Common Stock in Common Stock or securities convertible into, exchangeable for, or otherwise entitling a holder thereof to receive Common Stock, (B) declare a dividend payable in cash on its Common Stock and at substantially the same time offer its shareholder a right to purchase new Common Stock (or securities convertible into, exchangeable for, or otherwise entitling a holder thereof to receive Common Stock) from proceeds of such dividend (all Common Stock so issued shall be deemed to have been issued as a stock dividend), (C) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (D) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or
            (E) issue by reclassification of its Common Stock any shares of Common Stock of the ISSUER, the Conversion Price shall be adjusted so that the HOLDERS of this Debenture shall be entitled to receive after the happening of any of the events described above that number and kind of shares of Common Stock as the holders would have received had such Debenture been converted immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this subdivision shall become effective immediately after the close of business on the record date in the case of a stock dividend and shall become effective immediately after the close of business on the record date in the case of a stock split, subdivision, combination or reclassification.

                        (ii) Any adjustment required to be made by this
            paragraph 4(c) will not have to be made if such adjustment would not require an increase or decrease in one percent (1%) or more in the number of shares of Common Stock issuable upon conversion of this Debenture.

                        (iii) Whenever the Conversion Price of this Debenture is
            adjusted, as herein provided, such adjustment shall be effected (to the nearest cent) by multiplying such Conversion Price immediately prior to such adjustment by a fraction of which the numerator shall be the number of shares of Common Stock issuable upon the exercise of each share of Debenture immediately prior to such adjustment, and of which the denominator shall be the number of shares of Common Stock issuable immediately thereafter.

                  (d) On the date of any (i) consolidation or merger of the ISSUER into any entity (other than a consolidation or merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the ISSUER), (ii) sale, transfer, lease or conveyance of all or substantially all of the assets of the ISSUER as an entirety or substantially as an entirety, or (iii) reclassification, capital reorganization or change of the Common Stock (other than solely a change in par value, or from par value to no par value), in each case as a result of which shares of Common Stock shall be converted into the right to receive stock, securities or other property (including cash or any combination thereof), each holder of a Debenture then outstanding shall have the right thereafter to convert such share only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale, transfer, capital reorganization or reclassification by a holder of the number of shares of Common Stock of the ISSUER into which such Debenture would have been converted immediately prior to such consolidation, merger, sale, transfer, capital reorganization or reclassification, assuming such holder of Common Stock of the ISSUER (A) is not an entity with which the ISSUER consolidated or into which such sale or transfer was made, as the case may be (the "constituent entity"), or an affiliate of the constituent entity, and (B) failed to exercise his or her rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (PROVIDED, that, if the kind or amount of securities, cash or other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Stock of the ISSUER held immediately prior to such consolidation, merger, sale or transfer by other than a constituent entity or an affiliate thereof and in respect of which the ISSUER merged into the ISSUER or to which such rights or election shall not have been exercised (the "non-electing share"), then for the purpose of this paragraph (4)(d) the kind and amount of securities, cash or other property receivable upon such consolidation, merger, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a majority of the non-electing shares). If necessary, appropriate adjustment shall be made in the application of the provision set forth herein with respect to the rights and interest thereafter of the HOLDERS, to the end that the provisions set forth herein shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the conversion of this Debenture. The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers, capital reorganizations and reclassifications. The ISSUER shall not effect any such consolidation, merger, sale or transfer unless prior to or simultaneously with the consummation thereof the successor issuer or entity (if other than the ISSUER) resulting from such consolidation, merger, sale or transfer shall assume, by written instrument, the obligation to deliver to the HOLDER such shares of Common Stock, securities or assets as, in accordance with the foregoing provisions, such HOLDER may be entitled to receive under this paragraph.

                  (e) The ISSUER will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the ISSUER, but will at all times in good faith assist in the carrying out of all the provisions of this paragraph and in taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the HOLDERS against impairment.

            5. No provision of this Debenture shall alter or impair the obligation of the ISSUER, which is absolute and unconditional, upon an Event of Default (as defined below), to pay the principal of, and interest on, this Debenture at the place, time, and rate, and in the coin or currency herein prescribed.

            6. The ISSUER hereby expressly waives demand and presentment for payment, notice on nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

            7. The ISSUER has delivered to Mirkin & Woolf, P.A. (the "PLEDGEE") to hold, in trust, for the HOLDER in accordance with that certain Pledge Agreement attached hereto as Exhibit A, original stock certificates evidencing 683,000 shares of freely tradable Westmark Group Holding, Inc. (NASDAQ:WGHI) common shares (the "Collateral") as collateral for the payment of the Debentures. The parties acknowledge and agree that the Collateral is intended as additional security for this Debenture, and, accordingly, the PLEDGEE will hold the Collateral in trust pursuant to the Pledge Agreement and not sell, transfer or encumber such Collateral (except for the collateral assignment thereof or as provided in the Pledge Agreement), nor shall the ISSUER have or exercise voting or other shareholder rights with respect thereto, if an Event of Default occurs. The Collateral shall be covered by and subject to the terms of the Pledge Agreement, and upon the occurrence of an Event of Default, the HOLDER shall be entitled to the rights set forth therein.

            Notwithstanding the foregoing, the Collateral may be, at the request of the ISSUER, sold and the proceeds received therefrom delivered to the ISSUER after deducting expenses incurred from such sale(s) and after setting aside such amount as necessary to pay the principal face value of the outstanding Debentures together with accrued interest through the Maturity Date. The Collateral may also be substituted for collateral of equal or greater value on the date of such substitution upon approval of the HOLDERS owning at least 51% of the principal face value of the Debentures outstanding.

            8. This Debenture is accompanied by a Warrant which entitles the HOLDER to purchase at anytime during the three (3) year period commencing with the date of its issuance __________ shares of the ISSUER'S Common Stock. The strike price of the Warrant is equal to the lesser of (i) USD $0.50 or (ii) the average of the three (3) lowest closing bids of the Issuer's Common Stock during the twenty-two (22) trading days immediately preceding the purchase date. Such price will be adjusted for stock splits, combinations, etc. The rights, duties and obligations of the parties in respect to the Warrant shall be governed by the Common Stock Warrant Purchase executed by the parties of even date herewith.

            9. The ISSUER will reserve from the proceeds received from the sale of this Debenture and place in a separate account which shall not be commingled with any other funds of the ISSUER an amount equal to six (6) months interest in respect to this Debenture.

            10. If one or more of the following described "Event of Default" shall occur:

                  (a) Any of the representations or warranties made by the ISSUER herein, in the Agreement or the Memorandum (including all Exhibits annexed to the Memorandum) shall have been incorrect when made in any material respect; or

                  (b) Except for the payment to pay interest which is addresed in (g) below, the ISSUER shall breach, fail to perform, or observe in any material respect any covenant, term, provision, condition, agreement or obligation of the ISSUER under this Debenture, the Pledge Agreement, the Registration Rights Agreement, and the Agreement, between the parties of even date herewith and such default is not cured within thirty (30) days of the ISSUER'S receipt of a notice from the HOLDER in respect to such default; or

                  (c) A trustee, liquidator or receiver shall be appointed for the ISSUER or for a substantial part of its property or business without its consent and shall not be discharged within thirty (30) days after such appointment; or

                  (d) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the ISSUER and shall not be dismissed within thirty (30) calendar days thereafter; or

                  (e) Bankruptcy reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the ISSUER and, if instituted against the ISSUER, ISSUER shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in, answering a petition filed in any such proceeding or such proceedings shall not be dismissed within thirty (30) days thereafter; or

                  (f) The ISSUER shall have failed to pay interest on two (2) consecutive due dates.

            Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the HOLDER (which waiver shall not be deemed to be a waiver of any subsequent default), at the option of the HOLDER, and in the HOLDER'S sole discretion, the HOLDER may consider this Debenture immediately due and payable in cash, at the equivalent dollar value of the number of shares of Common Stock issuable upon conversion by the HOLDER (assuming a Conversion Date as of the date of such notice from the HOLDER) multiplied by the closing bid price of the Common Stock on the trading day immediately preceding such notice from the HOLDER, without presentment, demand protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and HOLDER may immediately, and without expiration of any period of grace, enforce any and all of the HOLDER'S rights and remedies provided herein or any other rights or remedies afforded by law. It is agreed that, in the event of such action, such HOLDER shall be entitled to receive all reasonable fees, costs and expenses incurred, including without limitation such reasonable fees and expenses of attorneys.

            11. In case any provision of this Debenture is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Debenture will not in any way be affected or impaired thereby.

            12. In addition to the terms of the Registration Rights Agreement of even date herewith, and to the extent the Registrable Securities are not previously registered pursuant to the Registration Rights Agreement, the HOLDER shall have the right to include all of the shares of Common Stock underlying this Debenture (the "Registrable Securities") as part of any registration of securities filed by the ISSUER (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Act or pursuant to Form S-4 or other applicable form) and must be notified in writing of such filing; PROVIDED, HOWEVER, that the HOLDER agrees it shall not have any piggy-back registration rights pursuant to this Debenture if the shares of Common Stock underlying this Debenture may be sold in the United States pursuant to the provisions of Rule 144 without limitation. HOLDER shall have five (5) business days after receipt of the aforementioned notice from the ISSUER to notify the ISSUER in writing as to whether the ISSUER is to include HOLDER or not include HOLDER as part of the registration; provided, HOWEVER, that, if any registration pursuant to this paragraph shall be underwritten, in whole or in part, the Company may require that the Registrable Securities requested for inclusion pursuant to this paragraph be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If in the good faith judgment of the underwriter evidenced in writing of such offering only a limited number of Registrable Securities should be included in such offering, or no such shares should be included, the HOLDER, and all other selling stockholders, shall be limited to registering such proportion of their respective shares as shall equal the proportion that the number of shares of selling stockholders permitted to be registered by the underwriter in such offering bears to the total number of all shares then held by all selling stockholders desiring to participate in such offering. Those Registrable Securities which are excluded from an underwritten offering pursuant to the foregoing provisions of this paragraph (and all other Registrable Securities held by the selling stockholders) shall be withheld from the market by the HOLDERS thereof for a period, not to exceed ninety (90) days, which the underwriter may reasonably determine is necessary in order to effect such underwritten offering. The ISSUER shall have the right to terminate or withdraw any registration initiated by it under this Debenture prior to the effectiveness of such registration whether or not any HOLDER elected to include securities in such registration. All registration expenses incurred by the ISSUER in complying with this Debenture shall be paid by the ISSUER, exclusive of underwriting discounts, commissions and legal fees and expenses for counsel to the HOLDERS of this Debenture.

            13. This Debenture, together with the Memorandum and all documents annexed thereto and referenced therein, embodies the full and entire understanding and agreement between the ISSUER and HOLDER with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. Neither this Debenture nor any terms hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the ISSUER and the HOLDER. Any capitalized terms shall have the same meaning as given in the Agreement. In the event of any inconsistencies between this Debenture and the Agreement, the Agreement shall control. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Debenture, the Agreement or the Memorandum (including all Exhibits annexed thereto) shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Debenture.

            14. This Debenture will be construed and enforced in accordance with and governed by the laws of the State of Florida, except for matters arising under the Act, without reference to principles of conflicts of law. Each of the parties consents to the jurisdiction of the Circuit Court serving Palm Beach County, Florida in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON CONVENIENS, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that, if the other party to this Debenture obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any state or country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Debenture irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

            15. The ISSUER shall have the right to convert this Debenture, in whole or in part, into that number of fully paid and nonassessable shares of Common Stock which is derived by dividing the Conversion Amount by the Conversion Price in the event the average closing bid prices for the Common Stock for any ten (10) consecutive trading days exceed USD $1.50. For these purposes, the Conversion Amount shall mean the principal dollar amount together with accrued interest of this Debenture being converted. The ISSUER may exercise its right to cause conversion by telecopying, if possible, an executed notice of conversion to the HOLDER and delivering the original notice of conversion and the requisite number of fully paid and nonassessable shares of Common Stock to the HOLDER by express courier. The HOLDER upon receipt of the Common Stock shall be required to effect immediate delivery of this Debenture to the ISSUER. To the extent that less than the entire principal dollar amount is converted and this Debenture is returned to the ISSUER, the ISSUER shall issue the HOLDER a new Debenture certificate. Notwithstanding the HOLDER'S failure to effect delivery to the ISSUER as provided herein, this Debenture upon receipt of the Conversion Notice and Common Stock shall be immediately adjusted to reflect the principal dollar amount, if any, which remains outstanding and which remains subject to the provisions of this Agreement.

            The number of shares of Common Stock issuable upon the conversion of this Debenture and the Conversion Price set forth in this Section shall be subject to the same adjustments as set forth in 4(c)(i), (ii) and (iii) and 4(d).

            16. The ISSUER shall have the right to redeem this Debenture, in whole or in part, in cash, at the Redemption Price (as defined below, utilizing a Redemption Percentage of one hundred fifteen percent (115%)) at any time the closing bid price of the Common Stock is less than the Floor Price, by thereafter providing five (5) business days' prior written notice (the "Redemption Notice") to the HOLDER. The ISSUER shall also have the right to redeem this Debenture if the closing bid price of the Common Stock is not less than the Floor Price, in whole or in part, in cash at the Redemption Price (as defined below), by thereafter providing the Redemption Notice to the HOLDER, utilizing a Redemption Percentage as follows: (i) at any time during the period commencing on the Issuance Date, and terminating on the one hundred eightieth (180th) day after the Issuance Date, the Redemption Percentage shall be one hundred ten percent (110%); (ii) from the one hundred eighty-first (181st) day after the Issuance Date through and including the three hundred and sixty-fourth (364th) day after the Issuance Date, the Redemption Percentage shall be one hundred eight percent (113%); and (iii) any time after the three hundred sixty-fifth (365th) day after the Issuance Date but prior to the Maturity Date, the Redemption Percentage shall be one hundred five percent (116%). The ISSUER shall wire transfer the appropriate amount of funds into an escrow account to complete the redemption which shall be on the fifth (5th) business day after the Redemption Notice was served upon the HOLDER (the "Redemption Date"). On the date the Redemption Notice was served upon the HOLDER, the HOLDER'S right to convert the Debentures shall terminate and be canceled immediately.

            The Redemption Notice shall set forth (i) the Redemption Date, (ii) the redemption price, which shall be equal to a percentage (the "Redemption Percentage") of the aggregate principal amount of the Debenture being redeemed, plus all accrued and unpaid interest (the "Redemption Price"), (iii) a statement that interest on the portion of the Debenture being redeemed will cease to accrue on such Redemption Date, and (iv) a statement of or reference to the conversion right set forth in this Debenture (including that the right to give a notice of conversion in respect of any shares to be redeemed shall terminate on the Redemption Date). The Redemption Notice shall be irrevocable, and it shall be mailed, postage prepaid, at least seven (7) business days prior to the Redemption Date to the HOLDER at their address as the same shall appear on the books of the Company. If fewer than all of the principal amount of the Debentures owned by the HOLDER are then to be redeemed, the notice shall specify the amount thereof that is to be redeemed and, if practicable, the numbers of the certificates representing such Debenture.

            At any time up to the date immediately prior to the date the Redemption Notice was served upon the HOLDER, the HOLDER shall have the right to convert this Debenture into Common Stock as more fully provided hereof. Unless so converted, at the close of business on the Redemption Date, subject to the satisfaction of each of the conditions described herein, the portion of this Debenture being redeemed shall be automatically canceled and converted into a right to receive the Redemption Price, and all rights of the Debentures, including the right to conversion, shall cease without further action. Immediately following the Redemption Date, provided that the ISSUER has satisfied each of the conditions set forth herein, the HOLDER shall surrender their original Debenture at the office of the ISSUER, and the ISSUER shall issue to the HOLDER a new Debenture Certificate for the principal amount that remains outstanding, if any.

            The Redemption Price shall be adjusted proportionally upon any adjustment of the Conversion Price under the terms hereof in the event of any stock dividend, stock split, combination of shares or similar event.

            The ISSUER shall not be entitled to send any Redemption Notice and begin the redemption procedure hereunder unless it has:

                  (a) The full amount of the Redemption Price in cash, available in a demand or other immediately available account in a bank or similar financial institution;

                  (b) Immediately available credit facilities, in the full amount of the Redemption Price with a bank or similar financial institution; or

                  (c) A combination of the items set forth in (a) and (b) above, aggregating the full amount of the Redemption Price.

            Upon delivery of the Redemption Notice, the ISSUER and the HOLDER shall agree on reasonable arrangements for a closing of the redemption of this Debenture.

            In the event the ISSUER does not wire transfer the appropriate amount of funds into the escrow account on or before the Redemption Date, or shall otherwise fail to comply with the redemption provisions set forth herein, then it shall have waived its right to redeem this Debenture at any time.

            In the event the ISSUER fails to pay liquidated damages as set forth in Section 4(b) above, then the HOLDER, at its sole option, may convert up to fifteen percent (15%) of its outstanding principal Debenture per calendar month, without regard to the Floor Price limitations set forth above, until such time as the ISSUER pays the liquidated damages, or until the average closing bid price of the Common Stock is at least the conversion price of this Debenture for five (5) consecutive trading days.








MEDICAL INDUSTRIES OF AMERICA, INC.


By: /S/ PAUL C. PERSHES
    Name: Paul C. Pershes
    Title: President

                                  EXHIBIT 4.17

NO:  __

                          COMMON STOCK PURCHASE WARRANT

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY OTHER APPLICABLE STATE SECURITIES LAWS AND HAS BEEN ISSUED IN RELIANCE UPON REGULATION D PROMULGATED UNDER THE SECURITIES ACT. THIS WARRANT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE WARRANT IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

THIS WARRANT MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS, OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT AND UNDER PROVISIONS OF APPLICABLE STATE SECURITIES LAWS.


COMMON STOCK PURCHASE WARRANT issued this _____ day of ________, 1999 by MEDICAL INDUSTRIES OF AMERICA, INC., a Florida corporation (the "Company"), in favor of______________________________________, (the "Holder").

AGREEMENT:

      1. ISSUANCE OF WARRANT; TERM. For and in consideration of the Holder investing in the Company's 12% Convertible Collateralized Debenture dated _________________, 1999 (the "Debenture") and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby grants to Holder the right to purchase __________________ ( ) shares of the Company's Common Stock, $.0025 par value (the "Shares"). Reference is hereby made to the Subscription Agreement for the Debenture and the Debenture for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Company and the Holder.

      This Warrant shall be exercisable at any time and from time to time beginning on the date hereof, expiring on _________________, 2002.

      2. EXERCISE PRICE. Subject to the terms of Section 4(c), the exercise price per share for which all or any of the Shares may be purchase pursuant to the terms of this Warrant is equal to the lesser of (i) USD $0.50 or (ii) the average of the three (3) lowest closing bids of the Issuer's Common Stock during the twenty-two (22) trading days immediately preceding the purchase date. Such price will be adjusted for stock splits, combinations, etc., (the "Exercise Price").

      3. EXERCISE. This Warrant may be exercised by the Holder hereof as to all or in increments of one hundred (100) Shares (or the balance of the Shares if less than such number), upon delivery of written notice of intent to exercise in the form attached hereto as Exhibit "D-1" to the Company at the following address: 1903 South Congress Avenue, Suite 400, Boynton Beach, Florida 33426 or such other address as the Company shall designate in a written notice to the Holder hereof, together with this Warrant and a check payable to the Company for the aggregate Exercise Price of the Shares so purchased. In lieu of such check, all or part of the payment due upon exercise of this Warrant may be made by surrender by such Holder to the Company of all or any portion of the Debenture, and the portion of the Debenture so surrendered shall be credited against such payment in an amount equal to the applicable principal amount thereof and accrued interest to the date of surrender. Upon exercise of this Warrant as aforesaid, the Company shall, as promptly as practicable, and in any event within fifteen (15) days thereafter, execute and deliver to the Holder of this Warrant a certificate or certificates for the total number of whole Shares for which this Warrant is being exercised. If this Warrant shall be exercised with respect to less than all of the Shares, the Holder shall be entitled to receive a new Warrant covering the number of Shares in respect of which this Warrant shall not have been exercised, which new Warrant shall in all other respects be identical to this Warrant. The Company covenants and agrees that it will pay when due any and all state and federal issue taxes which may be payable in respect of the issuance of this Warrant or the issuance of any Shares upon exercise of this Warrant.

      4. COVENANTS AND CONDITIONS. The above provisions are subject to the following:

            (a) Neither this Warrant nor the Shares have been registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws (the "Blue Sky Laws"). This Warrant has been acquired for investment purposes and not with a view to distribution or resale and may not be pledged, hypothecated, sold, made subject to a security interest, or otherwise transferred without (i) an effective registration statement for such Warrant under the Securities Act and such applicable Blue Sky Laws, or (ii) an opinion of counsel, which opinion of counsel shall be reasonably satisfactory to the Company and its counsel, that registration is not required under the Securities Act or under any applicable Blue Sky Laws. Transfer of the Shares issued upon the exercise of this Warrant shall be restricted in the same manner and to the same extent as the Warrant and the certificates representing such Shares shall bear substantially the following legend:

      THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAW SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, REGISTRATION UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAW IS NOT REQUIRED IN CONNECTION WITH THE PROPOSED TRANSFER.

The Holder agrees to execute such other documents and instruments as counsel for the Company reasonably deems necessary to effect the compliance of the issuance of this Warrant and any Shares issued upon exercise hereof with applicable federal and state securities laws.

            (b) The Company covenants and agrees that all Shares which may be issued upon exercise of this Warrant will, upon issuance and payment therefor, be legally and validly issued and outstanding, fully paid and nonassessable, free from all taxes, liens, charges and preemptive rights, if any, with respect thereto or to the issuance thereof. The Company shall at all times reserve and keep available for issuance upon the exercise of this Warrant such number of authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of this Warrant.

      5. TRANSFER OF WARRANT. This Warrant may not be transferred, in whole or in part. In the event of the death or final determination of legal incapacity of the Holder during such time as the Holder shall possess the Warrant granted hereunder, the personal representative of the Holder may, for a period of ninety
(90) days following the date of death or final determination of legal incapacity, exercise the Warrant to the extent that the Holder was entitled to exercise the Warrant on such date. Any person so desiring to exercise the Warrant shall be required, as a condition to the exercise of the Warrant, to furnish to the Company such documentation as the Company shall deem necessary to evidence the authority of such person to exercise the Warrant on behalf of the Holder.

      6.     ADJUSTMENT UPON CHANGES IN STOCK.

            (a) If all or any portion of this Warrant shall be exercised subsequent to any stock split, stock dividend, recapitalization, combination of shares of the Company, or other similar event occurring after the date hereof, then the Holder exercising this Warrant shall receive, for the aggregate price paid upon such exercise, the aggregate number and class of shares which such Holder would have received if this Warrant had been exercised immediately prior to such stock split, stock dividend, re-capitalization, combination of shares, or other similar event. If any adjustment under this Section 6(a) would create a fractional share of common stock or a right to acquire a fractional share of common stock, such fractional share shall be disregarded and the number of shares subject to this Warrant shall be the next higher number of shares, rounding all fractions upward. Whenever there shall be an adjustment pursuant to this Section 6(a), the Company shall forthwith notify the Holder of such adjustment, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated.

            (b) If all or any portion of this Warrant shall be exercised subsequent to any merger, consolidation, exchange of shares, separation, reorganization or liquidation of the Company or other similar event occurring after the date hereof, as a result of which shares of common stock shall be changed into the same or a different number of shares of the same or another class or classes of securities of the Company or another entity, then the Holder exercising this Warrant shall receive, from the aggregate price paid upon such exercise, the aggregate number and class of shares which such Holder would have received if this Warrant had been exercised immediately prior to such merger, consolidation, exchange of shares, separation, reorganization or liquidation, or other similar event. If any adjustment under this Section 6(b) would create a fractional share of common stock or a right to acquire a fractional share of common stock, such fractional share shall be disregarded and the number of shares subject to this Warrant shall be the next higher number of Shares, rounding all fractions upward. Whenever there shall be an adjustment pursuant to this Section 6(b), the Company shall forthwith notify the Holder of such adjustment, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated.

      7. DEMAND REGISTRATION. Within ninety (90) days of an Event of Default (as such term is defined in the Debenture) (the "Filing Period"), the Company shall prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement under the Securities Act covering all of the Shares and shall use its best efforts to cause such registration statement to become effective within one hundred fifty (150) days of the date of an Event of Default (the "Demand Registration Period"). The obligation of the Company under this
Section 7 shall be limited to one registration statement. The Company shall pay the expenses described in Section 11 for the registration statement filed pursuant to this Section 7 which becomes effective, except for underwriting discounts and commissions and transfer taxes, which expenses shall be borne by the Holder.

      8. INCIDENTAL REGISTRATION RIGHTS. At any time commencing on the date hereof and expiring upon the declaration of effectiveness of the registration statement referred to in Section 7 hereof, if the Company shall determine to proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale of any of its securities by it or any of its security holders (other than a registration statement on Form S-4, S-8 or other limited purpose form), the Company will give written notice of its determination to the Holder. Upon the written request form Holder, within twenty (20) days thereafter, the Company will, except as herein provided, cause all the Shares to be included in such registration statement, all to the extent requisite to permit the sale or other disposition thereof by Holder; PROVIDED, HOWEVER, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any registration. If any registration pursuant to this Section 8 shall be underwritten in whole or in part, the Company shall require that the Shares requested for inclusion pursuant to this
Section 8 be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters.

Notwithstanding the foregoing, if the managing underwriter determines and advises in writing that the inclusion of all the Shares proposed to be included in the underwritten public offering, together with any other issued and outstanding securities proposed to be included therein by holders of securities other than Holder, would interfere with the successful marketing of such securities, then the number of such Shares that the managing underwriter believes may be sold in such underwritten public offering shall be allocated for inclusion in the registration statement in the following order of priority: (i) the securities being offered by the company; and (ii) the number of Shares then owned by Holder. The Shares that are excluded form the underwritten public offering shall be withheld from the market by Holder for a period, not to exceed 180 days, that the managing underwriter determines as necessary in order to effect the underwritten public offering. To the extent the Shares requested for inclusion pursuant to this Section 8 are excluded from a registration statement pursuant to this provision, the Company shall file a new registration statement covering such excluded Shares and shall use its best efforts to cause such registration statement to become effective upon the expiration of the period, not to exceed 180 days, that the excluded Shares are to be withheld from the market pursuant to this Section 8. Notwithstanding anything contained herein, the Company shall not request nor require the Holder to "lockup" any of the Shares that may be requested or required by an underwriter of an underwritten public offering of the Company's securities during the period commencing with the effectiveness of the registration statement referenced in Section 7 hereof through and including a period of one hundred eighty (180) days thereafter.

The Company shall pay the expenses described in Section 11 for registration statements filed pursuant to this Section 8.

      9. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of Section 7 or 8 to effect the registration of Shares under the Securities Act, the Company will:

            (a) prepare and file with the Commission a registration statement with respect to such securities, and use its best efforts to cause such registration statement to become and, with respect to Sections 7 and 8, remain effective until the earlier of (i) the date that all of the Shares have been sold pursuant to the registration statement, (ii) the date Holder receives an opinion of counsel reasonably acceptable to it that the Shares may be sold under the provisions of Rule 144 (K) promulgated by the Commission or (iii) the eighteen month anniversary of the effective date of the registration statement (the "Effective Period");

            (b) prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for the Effective Period as may be reasonably necessary to effect the sale of such securities;

            (c) furnish to Holder and to the underwriters of the securities being registered, such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as Holder and such underwriters may reasonably request in order to facilitate the public

            (d) use its best efforts to register or qualify the Shares covered by such registration statement under such state securities or Blue Sky laws of such jurisdictions as Holder may reasonably request in writing within twenty
(20) days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

            (e) notify Holder, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

            (f) notify Holder promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

            (g) prepare and file with the Commission, promptly upon the request of Holder of a majority of the Shares covered thereby, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for Holder (and concurred in by counsel for the Company), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Shares by Holder;

            (h) prepare and promptly file with the Commission and promptly notify Holder of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at any time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

            (i) advise Holder, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

      10. FAILURE TO TIMELY FILE REGISTRATION STATEMENT. Anything contained in this Warrant to the contrary notwithstanding, in the event the Company fails to either (i) file such demand registration statement with the Commission prior to the expiration of the Filing Period, or (ii) cause such demand registration statement to become effective prior to the expiration of the Demand Registration Period (except when the Company is proceeding in good faith to cause the registration statement to become effective in a timely manner and the failure to become effective is due solely to delays at the Securities and Exchange Commission which are outside of the Company's control), in addition to any other rights and privileges of Holder, the Company shall reduce the exercise price of the Warrants by five percent (5) of the original exercise price for each full month the effectiveness of the registration Statement is delayed beyond Demand Registration Period, not to exceed a total reduction of the exercise price of thirty percent (30%).

      11. EXPENSES.

            (a) With respect to the registration requested pursuant to Section 7 hereof, and with respect to an inclusion of Shares in a registration statement pursuant to Section 8 hereof, all fees, costs and expenses of and incidental to such registration, inclusion an public offering (as specified in Section (b) below) in connection therewith shall be borne by the Company; PROVIDED, HOWEVER, that Holder shall bear its share of the underwriting discount and commissions and transfer taxes, and Holder shall be responsible for the payment of its own legal fees.

            (b) The fees, cost and expenses of registration to be borne by the Company as provided in Section 11(a) above shall include, without limitation, all registration, filing, and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or Blue Sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified (except as provided in Section 11(a) above). Fees and disbursements of counsel and accountants for Holder not expressly included above shall be borne by Holder.

      12. ADDITIONAL NOTICES TO WARRANT HOLDER. In addition to any other notice required hereunder, the Company shall provide the Holder with a copy of any notice that the Company is required to provide those persons holding shares of the Company's Common Stock, no par value, on the same date such persons receive such notice.

      13. LOSS, DESTRUCTION, ETC. OF WARRANT. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, and in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation, upon surrender and cancellation of the Warrant, the Company will make and deliver a new Warrant, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant issued under the provisions of this Section 13 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company.

      14. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of Florida.

      IN WITNESS WHEREOF, the Company has executed this Common Stock Purchase Warrant as of the date first above written.

                             MEDICAL INDUSTRIES OF AMERICA, INC.

                             By: /s/ PAUL C. PERSHES
                                 Name:  Paul C. Pershes
                                 Title: President